                                                                 Exhibit 10.40








                           VARI-LITE INTERNATIONAL, INC.
                          EMPLOYEES' STOCK OWNERSHIP PLAN
                (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

                                 TABLE OF CONTENTS
                                 -----------------

Table of Contents .............................................................i

Index ........................................................................ii

Alphabetical Listing of Definitions ........................................viii

Employees' Stock Ownership Plan ...............................................1

ARTICLE I:    DEFINITIONS .....................................................2

ARTICLE II:   EMPLOYEE PARTICIPANTS ..........................................21

ARTICLE III:  EMPLOYER CONTRIBUTIONS AND PARTICIPANT FORFEITURES .............24

ARTICLE IV:   PARTICIPANT CONTRIBUTIONS ......................................45

ARTICLE V:    TERMINATION OF SERVICE - PARTICIPANT VESTING ...................47

ARTICLE VI:   TIME AND METHOD OF PAYMENT OF BENEFITS .........................52

ARTICLE VII:  EMPLOYER ADMINISTRATIVE PROVISIONS .............................63

ARTICLE VIII: PARTICIPANT ADMINISTRATIVE PROVISIONS ..........................65

ARTICLE IX:   ESOP COMMITTEE DUTIES WITH RESPECT TO
                PARTICIPANTS' ACCOUNTS .......................................73

ARTICLE X:    REPURCHASE OF EMPLOYER SECURITIES ..............................78

ARTICLE XI:   PROVISIONS RELATING TO INSURANCE AND INSURANCE
                COMPANY ......................................................82

ARTICLE XII:  MISCELLANEOUS ..................................................85

ARTICLE XIII: EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION ......................94


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page i (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

                                       INDEX
                                       -----

ARTICLE I:  DEFINITIONS

     Sec. 1.01.     Plan . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Sec. 1.02.     Employer . . . . . . . . . . . . . . . . . . . . . . . .3
     Sec. 1.03.     Trustee. . . . . . . . . . . . . . . . . . . . . . . . .3
     Sec. 1.04.     Plan Administrator . . . . . . . . . . . . . . . . . . .3
     Sec. 1.05.     ESOP Committee . . . . . . . . . . . . . . . . . . . . .3
     Sec. 1.06.     Employee . . . . . . . . . . . . . . . . . . . . . . . .3
     Sec. 1.07.     Highly Compensated Employee. . . . . . . . . . . . . . .3
     Sec. 1.08.     Participant. . . . . . . . . . . . . . . . . . . . . . .5
     Sec. 1.09.     Beneficiary. . . . . . . . . . . . . . . . . . . . . . .5
     Sec. 1.10.     Compensation . . . . . . . . . . . . . . . . . . . . . .5
     Sec. 1.11.     Account. . . . . . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.12.     Accrued Benefit. . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.13.     Nonforfeitable . . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.14.     Plan Year. . . . . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.15.     Effective Date . . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.16.     Plan Entry Date. . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.17.     Accounting Date. . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.18.     Trust. . . . . . . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.19.     Trust Fund . . . . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.20.     Nontransferable Annuity. . . . . . . . . . . . . . . . .7
     Sec. 1.21.     ERISA. . . . . . . . . . . . . . . . . . . . . . . . . .7
     Sec. 1.22.     Code . . . . . . . . . . . . . . . . . . . . . . . . . .8
     Sec. 1.23.     Service. . . . . . . . . . . . . . . . . . . . . . . . .8
     Sec. 1.24.     Hour of Service. . . . . . . . . . . . . . . . . . . . .8
     Sec. 1.25.     Disability . . . . . . . . . . . . . . . . . . . . . . .9
     Sec. 1.26.     Service for Predecessor Employer . . . . . . . . . . . .9
     Sec. 1.27.     Related Employers. . . . . . . . . . . . . . . . . . . .9
     Sec. 1.28.     Leased Employees . . . . . . . . . . . . . . . . . . . 10
     Sec. 1.29.     Determination of Top Heavy Status. . . . . . . . . . . 10
     Sec. 1.30.     Disqualified Person. . . . . . . . . . . . . . . . . . 12
     Sec. 1.31.     Employer Securities. . . . . . . . . . . . . . . . . . 14
     Sec. 1.32.     Separation from Service. . . . . . . . . . . . . . . . 15
     Sec. 1.33.     Alternate Payee. . . . . . . . . . . . . . . . . . . . 15
     Sec. 1.34.     Board of Directors . . . . . . . . . . . . . . . . . . 15
     Sec. 1.35.     Income of the Trust Fund . . . . . . . . . . . . . . . 15
     Sec. 1.36.     Participant Employer Securities Account. . . . . . . . 15
     Sec. 1.37.     Rollover Account . . . . . . . . . . . . . . . . . . . 15
     Sec. 1.38.     Severance Date . . . . . . . . . . . . . . . . . . . . 15
     Sec. 1.39.     Valuation Date . . . . . . . . . . . . . . . . . . . . 15
     Sec. 1.40.     Qualified Participant. . . . . . . . . . . . . . . . . 15
     Sec. 1.41.     Qualified Election Period. . . . . . . . . . . . . . . 16
     Sec. 1.42.     Retirement . . . . . . . . . . . . . . . . . . . . . . 16
     Sec. 1.43.     Participation of Other Employers . . . . . . . . . . . 16
     Sec. 1.44.     Ineligible Employee. . . . . . . . . . . . . . . . . . 16


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

     Sec. 1.45.     Late Retirement Date . . . . . . . . . . . . . . . . . 16
     Sec. 1.46.     Company. . . . . . . . . . . . . . . . . . . . . . . . 16
     Sec. 1.47.     Eligible Rollover Distribution . . . . . . . . . . . . 16
     Sec. 1.48.     Eligible Retirement Plan . . . . . . . . . . . . . . . 17
     Sec. 1.49.     Distributee. . . . . . . . . . . . . . . . . . . . . . 17
     Sec. 1.50.     Direct Rollover. . . . . . . . . . . . . . . . . . . . 17
     Sec. 1.51.     Eligible Employee. . . . . . . . . . . . . . . . . . . 17
     Sec. 1.52.     Forfeiture . . . . . . . . . . . . . . . . . . . . . . 17
     Sec. 1.53.     Vested . . . . . . . . . . . . . . . . . . . . . . . . 17
     Sec. 1.54.     Aggregate Account. . . . . . . . . . . . . . . . . . . 17
     Sec. 1.55.     Fiduciary. . . . . . . . . . . . . . . . . . . . . . . 17
     Sec. 1.56.     Former Participant . . . . . . . . . . . . . . . . . . 18
     Sec. 1.57.     Investment Manager . . . . . . . . . . . . . . . . . . 18
     Sec. 1.58.     Participant's Account. . . . . . . . . . . . . . . . . 18
     Sec. 1.59.     Retired Participant. . . . . . . . . . . . . . . . . . 18
     Sec. 1.60.     Retirement Date. . . . . . . . . . . . . . . . . . . . 18
     Sec. 1.61.     Terminated Participant . . . . . . . . . . . . . . . . 18
     Sec. 1.62.     Qualifying Employer Securities . . . . . . . . . . . . 18
     Sec. 1.63.     Publicly Traded. . . . . . . . . . . . . . . . . . . . 18
     Sec. 1.64.     Net Profits. . . . . . . . . . . . . . . . . . . . . . 18
     Sec. 1.65.     Self-Employed Individual . . . . . . . . . . . . . . . 18
     Sec. 1.66.     Normal Retirement. . . . . . . . . . . . . . . . . . . 19
     Sec. 1.67.     Annuity Starting Date. . . . . . . . . . . . . . . . . 19
     Sec. 1.68.     Inactive Participant . . . . . . . . . . . . . . . . . 19
     Sec. 1.69.     Elective Contributions . . . . . . . . . . . . . . . . 19
     Sec. 1.70.     ACP. . . . . . . . . . . . . . . . . . . . . . . . . . 19
     Sec. 1.71.     Regulations. . . . . . . . . . . . . . . . . . . . . . 19
     Sec. 1.72.     Exempt Loan. . . . . . . . . . . . . . . . . . . . . . 19
     Sec. 1.73.     Leveraged Employer Securities. . . . . . . . . . . . . 19
     Sec. 1.74.     Restatement Date . . . . . . . . . . . . . . . . . . . 19
     Sec. 1.75.     Participant General Investment Account . . . . . . . . 20
     Sec. 1.76.     Unallocated Employer Securities Account. . . . . . . . 20
     Sec. 1.77.     Unallocated General Investments Account. . . . . . . . 20
     Sec. 1.78.     General Investments Accounts . . . . . . . . . . . . . 20
     Sec. 1.79.     Discretionary Contributions Account. . . . . . . . . . 20
     Sec. 1.80.     Matching Contributions Account . . . . . . . . . . . . 20
     Sec. 1.81.     Nonelective Contributions Account. . . . . . . . . . . 20
     Sec. 1.82.     Qualifying Matching Contributions Account. . . . . . . 20


ARTICLE II:  EMPLOYEE PARTICIPANTS

     Sec. 2.01.     Participation. . . . . . . . . . . . . . . . . . . . . 21
     Sec. 2.02.     Year of Service - Participation. . . . . . . . . . . . 21
     Sec. 2.03.     Break in Service - Participation . . . . . . . . . . . 21
     Sec. 2.04.     Participation upon Re-Employment . . . . . . . . . . . 21
     Sec. 2.05.     Ineligibility to Become a Participant. . . . . . . . . 21
     Sec. 2.06.     Continuance as a Participant . . . . . . . . . . . . . 22


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

     Sec. 2.07.     Employment by Employer; Service with Newly Acquired
                      Entities; Records of Employer. . . . . . . . . . . . 22
     Sec. 2.08.     Election Not to Participate. . . . . . . . . . . . . . 22

ARTICLE III:  EMPLOYER CONTRIBUTIONS AND PARTICIPANT FORFEITURES

     Sec. 3.01.     Amount . . . . . . . . . . . . . . . . . . . . . . . . 24
     Sec. 3.02.     Determination of Contribution. . . . . . . . . . . . . 26
     Sec. 3.03.     Time of Payment of Contribution. . . . . . . . . . . . 26
     Sec. 3.04.     Allocations. . . . . . . . . . . . . . . . . . . . . . 26
     Sec. 3.05.     Treatment of Employer Securities Purchased Under
                      Installment Payment Contracts or with
                      Borrowed Funds . . . . . . . . . . . . . . . . . . . 32
     Sec. 3.06.     Accrual of Benefit . . . . . . . . . . . . . . . . . . 34
     Sec. 3.07.     Limitations on Allocations to Participants' Accounts . 35
     Sec. 3.08.     Definitions - Article III. . . . . . . . . . . . . . . 37
     Sec. 3.09.     Nondiscrimination Rules for Employer Matching
                      Contributions and Employee Contributions . . . . . . 40
     Sec. 3.10.     Definitions. . . . . . . . . . . . . . . . . . . . . . 43

ARTICLE IV:  PARTICIPANT CONTRIBUTIONS

     Sec. 4.01.     Participant Voluntary Contributions. . . . . . . . . . 45
     Sec. 4.02.     Participant Voluntary Contributions - Special
                      Discrimination Test. . . . . . . . . . . . . . . . . 45
     Sec. 4.03.     Participant Rollover Contributions . . . . . . . . . . 45

ARTICLE V:  TERMINATION OF SERVICE - PARTICIPANT VESTING

     Sec. 5.01.     Normal Retirement Age. . . . . . . . . . . . . . . . . 47
     Sec. 5.02.     Participant Disability or Death. . . . . . . . . . . . 47
     Sec. 5.03.     Vesting Schedule . . . . . . . . . . . . . . . . . . . 47
     Sec. 5.04.     Cash-out Distributions to Partially-Vested
                      Participants and Restoration of Forfeited Accrued
                      Benefit. . . . . . . . . . . . . . . . . . . . . . . 48
     Sec. 5.05.     Segregated Account for Repaid Amount . . . . . . . . . 50
     Sec. 5.06.     Year of Service - Vesting. . . . . . . . . . . . . . . 50
     Sec. 5.07.     Break in Service - Vesting . . . . . . . . . . . . . . 50
     Sec. 5.08.     Included Years of Service - Vesting. . . . . . . . . . 51
     Sec. 5.09.     Forfeiture Occurs. . . . . . . . . . . . . . . . . . . 51

ARTICLE VI:  TIME AND METHOD OF PAYMENT OF BENEFITS

     Sec. 6.01.     Time of Payment of Accrued Benefit . . . . . . . . . . 52
     Sec. 6.02.     Method of Payment of Accrued Benefit . . . . . . . . . 54
     Sec. 6.03.     Benefit Payment Elections. . . . . . . . . . . . . . . 58
     Sec. 6.04.     Annuity Distributions to Participants and Surviving
                      Spouses. . . . . . . . . . . . . . . . . . . . . . . 59
     Sec. 6.05.     Default on a Loan. . . . . . . . . . . . . . . . . . . 59
     Sec. 6.06.     Distributions under Domestic Relations Orders. . . . . 60
     Sec. 6.07.     Late Retirement. . . . . . . . . . . . . . . . . . . . 60
     Sec. 6.08.     Limitations on Benefits. . . . . . . . . . . . . . . . 61


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

     Sec. 6.09.     Special Distribution and Payment Requirements. . . . . 61

ARTICLE VII:  EMPLOYER ADMINISTRATIVE PROVISIONS

     Sec. 7.01.     Information to ESOP Committee. . . . . . . . . . . . . 63
     Sec. 7.02.     No Liability . . . . . . . . . . . . . . . . . . . . . 63
     Sec. 7.03.     Indemnity of Certain Fiduciaries . . . . . . . . . . . 63
     Sec. 7.04.     Amendment to Vesting Schedule. . . . . . . . . . . . . 63

ARTICLE VIII:  PARTICIPANT ADMINISTRATIVE PROVISIONS

     Sec. 8.01.     Beneficiary Designation. . . . . . . . . . . . . . . . 65
     Sec. 8.02.     No Beneficiary Designation . . . . . . . . . . . . . . 65
     Sec. 8.03.     Personal Data to Committee . . . . . . . . . . . . . . 65
     Sec. 8.04.     Address for Notification . . . . . . . . . . . . . . . 66
     Sec. 8.05.     Assignment or Alienation . . . . . . . . . . . . . . . 66
     Sec. 8.06.     Notice of Change in Terms. . . . . . . . . . . . . . . 66
     Sec. 8.07.     Litigation Against the Trust . . . . . . . . . . . . . 67
     Sec. 8.08.     Information Available. . . . . . . . . . . . . . . . . 67
     Sec. 8.09.     Appeal Procedure for Denial of Benefits. . . . . . . . 67
     Sec. 8.10.     Diversification of Participant's Account . . . . . . . 68
     Sec. 8.11.     Participant Voting Rights - Employer Securities. . . . 69
     Sec. 8.12.     Fees and Expenses. . . . . . . . . . . . . . . . . . . 72

ARTICLE IX:  ESOP COMMITTEE DUTIES WITH RESPECT TO
                    PARTICIPANTS' ACCOUNTS

     Sec. 9.01.     Members' Compensation, Expenses. . . . . . . . . . . . 73
     Sec. 9.02.     Term . . . . . . . . . . . . . . . . . . . . . . . . . 73
     Sec. 9.03.     Powers . . . . . . . . . . . . . . . . . . . . . . . . 73
     Sec. 9.04.     General. . . . . . . . . . . . . . . . . . . . . . . . 73
     Sec. 9.05.     Funding Policy . . . . . . . . . . . . . . . . . . . . 74
     Sec. 9.06.     Manner of Action . . . . . . . . . . . . . . . . . . . 74
     Sec. 9.07.     Authorized Representative. . . . . . . . . . . . . . . 75
     Sec. 9.08.     Interested Member. . . . . . . . . . . . . . . . . . . 75
     Sec. 9.09.     Individual Accounts. . . . . . . . . . . . . . . . . . 75
     Sec. 9.10.     Value of Participant's Accrued Benefit . . . . . . . . 76
     Sec. 9.11.     Allocations to Participants' Accounts. . . . . . . . . 76
     Sec. 9.12.     Individual Statement . . . . . . . . . . . . . . . . . 76
     Sec. 9.13.     Account Charged. . . . . . . . . . . . . . . . . . . . 76
     Sec. 9.14.     Unclaimed Account Procedure. . . . . . . . . . . . . . 76

ARTICLE X:  REPURCHASE OF EMPLOYER SECURITIES

     Sec. 10.01.    Put Option . . . . . . . . . . . . . . . . . . . . . . 78
     Sec. 10.02.    Restriction on Employer Securities . . . . . . . . . . 78
     Sec. 10.03.    Lifetime Transfer and Right of First Refusal . . . . . 79
     Sec. 10.04.    Payment of Purchase Price. . . . . . . . . . . . . . . 79
     Sec. 10.05.    Notice . . . . . . . . . . . . . . . . . . . . . . . . 80


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

     Sec. 10.06.    Terms and Definitions. . . . . . . . . . . . . . . . . 80
     Sec. 10.07.    Certain Rights with Respect to Employer Securities . . 81
     Sec. 10.08.    Trustee's Put Option . . . . . . . . . . . . . . . . . 81
     Sec. 10.09.    Provisions Nonterminable . . . . . . . . . . . . . . . 81

ARTICLE XI:  PROVISIONS RELATING TO INSURANCE AND
                    INSURANCE COMPANY

     Sec. 11.01.    Insurance Benefit. . . . . . . . . . . . . . . . . . . 82
     Sec. 11.02.    Limitation on Life Insurance Protection. . . . . . . . 82
     Sec. 11.03.    Definitions. . . . . . . . . . . . . . . . . . . . . . 83
     Sec. 11.04.    Dividend Plan. . . . . . . . . . . . . . . . . . . . . 83
     Sec. 11.05.    Insurance Company Not a Party to Agreement . . . . . . 84
     Sec. 11.06.    Insurance Company Not Responsible for
                      Trustee's Actions  . . . . . . . . . . . . . . . . . 84
     Sec. 11.07.    Insurance Company Reliance on Trustee's Signature. . . 84
     Sec. 11.08.    Acquittance. . . . . . . . . . . . . . . . . . . . . . 84
     Sec. 11.09.    Duties of Insurance Company. . . . . . . . . . . . . . 84

ARTICLE XII:  MISCELLANEOUS

     Sec. 12.01.    Evidence . . . . . . . . . . . . . . . . . . . . . . . 85
     Sec. 12.02.    No Responsibility for Employer Action. . . . . . . . . 85
     Sec. 12.03.    Fiduciaries Not Insurers . . . . . . . . . . . . . . . 85
     Sec. 12.04.    Waiver of Notice . . . . . . . . . . . . . . . . . . . 85
     Sec. 12.05.    Successors . . . . . . . . . . . . . . . . . . . . . . 85
     Sec. 12.06.    Word Usage . . . . . . . . . . . . . . . . . . . . . . 85
     Sec. 12.07.    State Law. . . . . . . . . . . . . . . . . . . . . . . 86
     Sec. 12.08.    Employment Not Guaranteed. . . . . . . . . . . . . . . 86
     Sec. 12.09.    Severability . . . . . . . . . . . . . . . . . . . . . 86
     Sec. 12.10.    Contrary Provisions. . . . . . . . . . . . . . . . . . 86
     Sec. 12.11.    Notice to Employees. . . . . . . . . . . . . . . . . . 86
     Sec. 12.12.    Agreement of Participants. . . . . . . . . . . . . . . 86
     Sec. 12.13.    Action by Employers. . . . . . . . . . . . . . . . . . 86
     Sec. 12.14.    Adoption of the Plan by a Controlled Group Member. . . 86
     Sec. 12.15.    Disassociation of Any Employer from Plan . . . . . . . 87
     Sec. 12.16.    Audit. . . . . . . . . . . . . . . . . . . . . . . . . 87
     Sec. 12.17.    Bonding. . . . . . . . . . . . . . . . . . . . . . . . 88
     Sec. 12.18.    Named Fiduciary. . . . . . . . . . . . . . . . . . . . 88
     Sec. 12.19.    Securities and Exchange Commission Approval. . . . . . 89
     Sec. 12.20.    Valuation of Trust . . . . . . . . . . . . . . . . . . 89
     Sec. 12.21.    Exempt Loan. . . . . . . . . . . . . . . . . . . . . . 89
     Sec. 12.22.    Records and Statements . . . . . . . . . . . . . . . . 91
     Sec. 12.23.    Parties to Litigation. . . . . . . . . . . . . . . . . 91
     Sec. 12.24.    Professional Agents. . . . . . . . . . . . . . . . . . 91
     Sec. 12.25.    Distribution of Trust Fund . . . . . . . . . . . . . . 92
     Sec. 12.26.    Distribution Directions. . . . . . . . . . . . . . . . 92
     Sec. 12.27.    Withholding for Any Payment of Taxes . . . . . . . . . 93
     Sec. 12.28.    USERRA Compliance. . . . . . . . . . . . . . . . . . . 93

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

     Sec. 12.29.    Security Holder. . . . . . . . . . . . . . . . . . . . 93

ARTICLE XIII:  EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

     Sec. 13.01.    Exclusive Benefit. . . . . . . . . . . . . . . . . . . 94
     Sec. 13.02.    Amendment by Company . . . . . . . . . . . . . . . . . 94
     Sec. 13.03.    Discontinuance . . . . . . . . . . . . . . . . . . . . 95
     Sec. 13.04.    Full Vesting on Termination. . . . . . . . . . . . . . 95
     Sec. 13.05.    Merger and Direct Transfer . . . . . . . . . . . . . . 95
     Sec. 13.06.    Complete Termination . . . . . . . . . . . . . . . . . 96
     Sec. 13.07.    Partial Termination. . . . . . . . . . . . . . . . . . 97


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(AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

                        ALPHABETICAL LISTING OF DEFINITIONS
                        -----------------------------------

DEFINITION                              SEC.#          DEFINITION                                        SEC.#
Account                                 1.11           Nonelective Contributions Account                 1.81
Accounting Date                         1.17           Nonforfeitable                                    1.13
Accrued Benefit                         1.12           Nontransferable Annuity                           1.20
ACP                                     1.70           Normal Retirement                                 1.66
Aggregate Account                       1.54           Normal Retirement Age                             5.01
Alternate Payee                         1.33           Participant                                       1.08
Annuity Starting Date                   1.67           Participant's Account                             1.58
Beneficiary                             1.09           Participant Employer Securities Account           1.36
Board of Directors                      1.34           Participant General Investment Account            1.75
Code                                    1.22           Participation of Other Employers                  1.43
Company                                 1.46           Plan                                              1.01
Compensation                            1.10           Plan Administrator                                1.04
Determination of Top Heavy Status       1.29           Plan Entry Date                                   1.16
Direct Rollover                         1.50           Plan Year                                         1.14
Disability                              1.25           Publicly Traded                                   1.63
Discretionary Contributions Account     1.79           Qualified Election Period                         1.41
Disqualified Person                     1.30           Qualified Participant                             1.40
Distributee                             1.49           Qualifying Employer Securities                    1.62
Effective Date                          1.15           Qualifying Matching Contributions Account         1.82
Elective Contributions                  1.69           Regulations                                       1.71
Eligible Employee                       1.51           Related Employers                                 1.27
Eligible Retirement Plan                1.48           Restatement Date                                  1.74
Eligible Rollover Distribution          1.47           Retired Participant                               1.59
Employee                                1.06           Retirement                                        1.42
Employer                                1.02           Retirement Date                                   1.60
Employer Securities                     1.31           Rollover Account                                  1.37
Employment Commencement Date            2.02           Self-Employed Individual                          1.65
ERISA                                   1.21           Separation From Service                           1.32
ESOP Committee                          1.05           Service                                           1.23
Exempt Loan                             1.72           Service for Predecessor Employer                  1.26
Fiduciary                               1.55           Severance Date                                    1.38
Forfeiture                              1.52           Terminated Participant                            1.61
Former Participant                      1.56           Trust                                             1.18
General Investments Accounts            1.78           Trust Fund                                        1.19
Highly Compensated Employee             1.07           Trustee                                           1.03
Hour of Service                         1.24           Unallocated Employer Securities Account           1.76
Inactive Participant                    1.68           Unallocated General Investments Account           1.77
Income of the Trust Fund                1.35           Valuation Date                                    1.39
Ineligible Employee                     1.44           Vested                                            1.53
Investment Manager                      1.57
Late Retirement Date                    1.45
Leased Employee                         1.28
Leveraged Employer Securities           1.73
Matching Contributions Account          1.80
Named Fiduciaries                      12.18
Net Profits                             1.64


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page viii
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




                           VARI-LITE INTERNATIONAL, INC.
                          EMPLOYEES' STOCK OWNERSHIP PLAN
                (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

     VARI-LITE INTERNATIONAL, INC., a corporation organized under the laws of the state of Delaware pursuant to Articles of Incorporation filed with the Secretary of State of Delaware, hereby amends and restates the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP PLAN to be effective on the Restatement Date and hereafter shall be known as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (As Amended and Restated, Effective January 1, 1998) for the benefit of certain of its employees and their beneficiaries. It is intended that the Plan continue to be an eligible individual account stock bonus plan that qualifies under Section 401(a) of the Code and it is intended that the Plan qualify as an employee stock ownership plan under Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA. It is also intended that the Trust which implements and forms a part of the Plan continue to be exempt from tax under Section 501(a) of the Code. The Plan shall be interpreted, wherever possible, to comply with the terms of the Code, ERISA and all applicable regulations and rulings thereunder.

     All contributions made under the Plan will be held, managed, and controlled by the Trustee. The terms of the Trust are set forth in a trust agreement known as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (As Amended and Restated, Effective January 1, 1998).

                                     PURPOSES:

     The purposes of this Plan are to reward Eligible Employees of the Employer for their loyal and faithful service and to provide Employees with an opportunity to share in the ownership of VARI-LITE INTERNATIONAL, INC. The benefits provided by this Plan will be in addition to the benefits Employees are entitled to receive under any other announced programs of the Employer.

     VARI-LITE INTERNATIONAL, INC. (formerly known as "AVARI-LITE HOLDINGS, INC.") established the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP PLAN on September 27, 1995, effective January 1, 1995.

     The VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (As Amended and Restated, Effective January 1, 1998) is a substitution and amendment of the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP PLAN, in restated form, and shall continue to be maintained for the exclusive benefit of Eligible Employees of the Employer and their Beneficiaries. No part of the Trust Fund can ever revert to any Employer or be used for or diverted for purposes other than the exclusive benefit of Employees of the Employer and their Beneficiaries, except as provided herein. This Plan shall be interpreted in a manner consistent with this intent and the intent of the Company that the Plan established hereunder shall satisfy the provisions of ERISA and those of the Code relating to employee stock ownership plans.


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 1 (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

                                    WITNESSETH:

     WHEREAS, VARI-LITE HOLDINGS, INC., a Texas Corporation, established the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP PLAN, on September 27, 1995, effective as of January 1, 1995;

     WHEREAS, VARI-LITE HOLDINGS, INC. subsequently changed its name to VARI-LITE INTERNATIONAL, INC. and reincorporated in the State of Delaware;

     WHEREAS, VARI-LITE INTERNATIONAL, INC. registered its common stock on an established securities market on October 21, 1997;

     WHEREAS, VARI-LITE INTERNATIONAL, INC. hereby amends and substitutes the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN in restated form, effective January 1, 1998, unless otherwise set forth herein or required by the Code or the Treasury Regulations thereunder;

     WHEREAS, VARI-LITE INTERNATIONAL, INC. hereby continues the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (As Amended and Restated, Effective January 1, 1998), as of the Restatement Date, for the administration and distribution of contributions made by the Employer for the purpose of providing retirement benefits for eligible employees and their beneficiaries;

     WHEREAS, VARI-LITE INTERNATIONAL, INC. continues, in a separate instrument, the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (As Amended and Restated, Effective January 1, 1998) which is and becomes a part of the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (As Amended and Restated, Effective January 1, 1998); and

     WHEREAS, the provisions of the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (As Amended and Restated, Effective January 1, 1998) apply solely to an Employee whose employment with the Employer terminates on or after the Restatement Date of the Plan. If an Employee's employment with the Employer terminates prior to the Restatement Date, the provisions of the Plan in effect prior to the Restatement Date shall govern the availability of benefits to the Employee.

     NOW, THEREFORE, the Company establishes the following terms and conditions:

                                     ARTICLE I
                                    DEFINITIONS

     SEC. 1.01. PLAN. "Plan" means the retirement plan established herein by the Company designated as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN (As Amended and Restated, Effective January 1, 1998) which was formerly known as the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP PLAN. The Company has designated this Plan to be an eligible individual account stock bonus plan that qualifies as an employee stock ownership plan under Sections 401(a) and 4975(e)(7) of the Code and Section 407(d)(6) of ERISA, and to invest primarily in Employer Securities.


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 2 (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

     SEC. 1.02. EMPLOYER. "Employer" means VARI-LITE INTERNATIONAL, INC., a Delaware corporation, and any corporation, association, partnership, subsidiary, or other entity or person adopting this Plan pursuant to Section 1.43 hereof.

     SEC. 1.03. TRUSTEE. "Trustee" means the trustee or trustees acting at the time in question under the Trust, and its or his or her or their successor(s) as such.

     SEC. 1.04. PLAN ADMINISTRATOR. "Plan Administrator" is the Company unless the Company designates another person to hold the position of Plan Administrator. In addition to its other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA.

     SEC. 1.05. ESOP COMMITTEE. "ESOP Committee" means the Employees' Stock Ownership Plan Committee, which members are appointed by the Company, as from time to time constituted.

     SEC. 1.06. EMPLOYEE. "Employee" means any employee of the Employer.

     SEC. 1.07. HIGHLY COMPENSATED EMPLOYEE.

          (A) For Plan Years beginning on January 1, 1998 and thereafter, "Highly Compensated Employee" means an Employee who:

               (1) Is a more than five percent (5%) owner of the Employer (applying the constructive ownership rules of Code Section 318, and applying the principles of Code Section 318, for an unincorporated entity) during the Plan Year or during the preceding Plan Year; or

               (2) For the preceding Plan Year, had Compensation from the Employer greater than Eighty Thousand Dollars ($80,000) (as adjusted by the Commissioner of the Internal Revenue Service for the relevant year), and (if the Employer elects for a Plan Year) was in the top paid group of Employees. For purposes of this clause (2), the "top paid group" is the top twenty percent (20%) of Employees based on their Compensation.

     For purposes of this Section 1.07(A), "Compensation" means the general definition of "Compensation" as defined in Section 1.10(A) hereof, increased for Elective Contributions (as defined in Section 1.69 hereof). The ESOP Committee will not apply any family aggregation rules for purposes of applying any nondiscrimination test required under the Plan or the Code.

          (B) For Plan Years beginning prior to January 1, 1998, "Highly Compensated Employee" means an Employee who, during the Plan year or during the preceding twelve (12) month period:

               (1) Is a more than five percent (5%) owner of the Employer (applying the constructive ownership rules of Code
                    Section 318, and

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(AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)
                    applying the principles of Code Section 318, for an unincorporated entity);

               (2) Has Compensation in excess of Seventy-Five Thousand Dollars ($75,000) (as adjusted by the Commissioner of the Internal Revenue Service for the relevant year);

               (3) Has Compensation in excess of Fifty Thousand Dollars ($50,000) (as adjusted by the Commissioner of the Internal Revenue Service for the relevant year) and is part of the top-paid twenty percent (20%) group of employees (based on Compensation for the relevant year); or

               (4) Has Compensation in excess of fifty percent (50%) of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

     If the Employee satisfies the definition in clause (2), (3) or (4) of this
Section 1.07(B) in the Plan Year but does not satisfy clause (2), (3) or (4) of this Section 1.07(B) during the preceding twelve (12) month period, or if elected by the Company, the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than twelve (12) months, the calendar year ending with or within the twelve (12) month period ending with the end of the applicable determination year), or if elected by the Company, the twelve (12) month period immediately preceding the calendar year, and does not satisfy clause (1) of this Section 1.07(B) in either period, the Employee is a Highly Compensated Employee only if he is one (1) of the one hundred (100) most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (4) of this Section 1.07(B) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than fifty (50) officers. If no Employee satisfies the Compensation requirement in clause (4) of this Section 1.07(B) for the relevant year, the ESOP Committee will treat the highest paid officer as satisfying clause (4) of this Section 1.07(B) for that year.

     For purposes of this Section 1.07(B), "Compensation" means the general definition of "Compensation" as defined in Section 1.10(A) hereof, increased for "Elective Contributions" (as defined in Section 1.69 hereof).

     The ESOP Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid twenty percent (20%) group, the top one hundred (100) paid Employees, the number of officers includible in clause (4) of this Section 1.07(B) and the relevant Compensation, consistent with Code Section 414(q) and Treasury Regulations issued under that Code Section. The Company may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury Regulations. A calendar year election must apply to all plans and arrangements of the Company. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury Regulations, the ESOP Committee will treat a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) as a


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 4
(AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998) single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than five percent (5%) owner or is one of the ten (10) Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

     The term "Highly Compensated Employee" also includes any former Employee who Separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his fifty-fifth (55th) birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (1) of this Section 1.07(B) or received Compensation in excess of Fifty Thousand Dollars ($50,000) during either of the following: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his fifty-fourth (54th) birthday.

     SEC. 1.08. PARTICIPANT. "Participant" is an Eligible Employee who becomes a Participant in the Plan in accordance with the provisions of Section 2.01 hereof.

     SEC. 1.09. BENEFICIARY. "Beneficiary" is a person who is designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until his benefit has been fully distributed to him. A Beneficiary's right to (and the Plan Administrator's or the ESOP Committee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

     SEC. 1.10. COMPENSATION. Any references in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The ESOP Committee will take into account only Compensation actually paid for the relevant period.

          (A) GENERAL DEFINITION OF COMPENSATION. "Compensation" means the Participant's base salary for professional service (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan but only to the extent includible in the gross income of the Participant, and Code Section 125 employee salary reductions for the Participant. This definition of Compensation does not include:

               (1) Employer contributions to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a simplified employee pension plan to the extent such contributions are excludable from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

               (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 5
(AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)
                    either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

               (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

               (4)  Amounts paid as bonuses and overtime pay to the Employee.

               (5) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

          (B) DEFINITION OF COMPENSATION FOR ALLOCATION PURPOSES. To determine a Participant's contribution allocation under Section 3.04(A) hereof, Compensation means the general definition of Compensation described in Section 1.10(A) hereof, but excludes the following: (1) reimbursements or other expense allowances, (2) P.S. 58 costs (as defined in the Code and Treasury regulations and rulings thereunder), (3) fringe benefits (cash and non-cash), (4) moving expenses, and (5) deferred compensation and welfare benefits. Compensation, however, includes Elective Contributions (as defined in Section 1.69 hereof).

          (C) LIMITATIONS ON COMPENSATION. The ESOP Committee must take into account only the first One Hundred Sixty Thousand Dollars ($160,000) (or such other amount as the Commissioner of Internal Revenue Service may prescribe, which may be higher or lower) of any Participant's Compensation.

          (D) LIMITATIONS ON COMPENSATION FOR PLAN YEARS BEGINNING PRIOR TO JANUARY 1, 1998. APPLICATION OF COMPENSATION LIMITATION TO CERTAIN FAMILY MEMBERS. For Plan Years beginning on or before December 31, 1996, the Compensation Dollar Limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section 1.07(B) hereof who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of nineteen (19). If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the One Hundred Fifty Thousand Dollars ($150,000) (or as adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article III hereof, means his Adjusted Compensation. "Adjusted Compensation" is the amount which bears the same ratio to the One Hundred Fifty Thousand Dollars ($150,000) (or as adjusted) limitation as the affected Participant's Compensation (without regard to the One Hundred Fifty Thousand Dollars ($150,000), as adjusted, Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the ESOP Committee must determine the integration level of each affected family member Participant prior to the proration of the One Hundred Fifty Thousand Dollar ($150,000), as adjusted, Compensation Limitation, but the


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 6
(AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998) combined integration level of the affected Participants may not exceed One Hundred Fifty Thousand Dollars ($150,000) (or the adjusted limitation). The combined excess compensation of the affected Participants in the family unit may not exceed One Hundred Fifty Thousand Dollars ($150,000) (or the adjusted limitation) minus the affected Participant's combined integration level (as determined under the preceding sentence). If the combined excess compensation exceeds this limitation, the ESOP Committee will prorate the excess compensation limitation among the affected Participants in the family unit in proportion to each such individual's Adjusted Compensation minus his integration level.

     SEC. 1.11. ACCOUNT. "Account" means the separate account(s) which the Trustee or the ESOP Committee establishes and maintains for a Participant under the Plan.

     SEC. 1.12. ACCRUED BENEFIT. "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any valuation date derived from Employer contributions, Participant forfeitures, and Employee contributions, if any.

     SEC. 1.13. NONFORFEITABLE. "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

     SEC. 1.14. PLAN YEAR. "Plan Year" means the tax year of the Plan, a twelve
(12) consecutive month period beginning on January 1 of each year and ending on the following December 31.

     SEC. 1.15. EFFECTIVE DATE. "Effective Date" of the Plan is January 1, 1995.

     SEC. 1.16. PLAN ENTRY DATE. "Plan Entry Date" means the Effective Date and every January 1, April 1, July 1, and October 1 after the Effective Date.

     SEC. 1.17. ACCOUNTING DATE. "Accounting Date" is the last day of the Plan Year. Unless otherwise specified in the Plan, all Plan allocations for a particular Plan Year will be made as of the Accounting Date of that Plan Year.

     SEC. 1.18. TRUST. "Trust" means the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (As Amended and Restated, Effective January 1,
1998) which implements and forms a part of the Plan. The Trust was formerly known as the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK OWNERSHIP TRUST.

     SEC. 1.19. TRUST FUND. "Trust Fund" means all property of every kind held or acquired by the Trustee under the Trust. Trust Fund is also referred to as "Trust Assets."

     SEC. 1.20. NONTRANSFERABLE. "Nontransferable Annuity" or "Nontransferable Annuity Contract" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

     SEC. 1.21. ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute thereto and the final and


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 7
(AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998) temporary regulations promulgated, and the applicable rulings issued thereunder. References herein to Sections of ERISA shall include any successor provisions thereto.

     SEC. 1.22. CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto. References herein to Sections of the Code shall include any successor provisions thereto.

     SEC. 1.23. SERVICE. "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees.

     SEC. 1.24. HOUR OF SERVICE.

          (A) HOUR OF SERVICE.

          (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The ESOP Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, regardless of when paid;

          (b) Each Hour of Service for back pay, regardless of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The ESOP Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

          (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee or for which the Employee is entitled to payment (regardless of whether the employment relationship is terminated) for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including Disability), layoff, jury duty or military duty. The ESOP Committee will credit no more than five hundred and one (501) Hours of Service under this paragraph
(c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The ESOP Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Regulation Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

          The ESOP Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this Section
1.24 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the ESOP Committee is measuring an Employee's Hours of Service. The ESOP Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

          (B) METHOD OF CREDITING HOURS OF SERVICE. The Employer will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan,


VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 8 (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)

"actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. Effective January 1, 1995, credit for service shall be given in accordance with the appropriate equivalency method in the event the Employer does not maintain records of the actual hours for which an employee is paid or entitled to payment.

          (C) MATERNITY OR PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the ESOP Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The ESOP Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The ESOP Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the ESOP Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of eight (8) hours per day during the absence period. The ESOP Committee will credit only the number (not exceeding five hundred and one (501)) of Hours of Service necessary to prevent an Employee's Break in Service. The ESOP Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the ESOP Committee credits these Hours of Service to the immediately following computation period.

     SEC. 1.25. DISABILITY. "Disability" means total and permanent disability, the physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders the Participant incapable of engaging in his or her usual and customary occupation. The total and permanent disability of a Participant shall be determined by a physician, selected by the Participant, in accordance with uniform medical principles consistently applied, upon the basis of such evidence as the physician deems necessary and desirable. The Plan considers a Participant disabled on the date the ESOP Committee determines the Participant satisfies the definition of Disability. Notwithstanding any provision herein, the ESOP Committee may require a Participant to submit to another physical examination performed by a physician selected by the ESOP Committee in order to confirm Disability. The ESOP Committee shall apply the provisions of this Section 1.25 in a nondiscriminatory, consistent and uniform manner.

     SEC. 1.26. SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as Service with the Employer.

     SEC. 1.27. RELATED EMPLOYERS. "Related Employers" means a controlled group of corporations (as defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code
Section 414(c)) or an affiliated service group (as defined in Code Section 414(m) or in Code Section 414(o)). "Related Employer" means one of the Related Employers. If the Employer is a Related Employer, the term "Employer" includes the Related Employers for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V hereof, applying the


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Participation Test and the Coverage Test under the suspension of accrual requirements of Section 3.06(E) hereof, applying the limitations on allocations in Part 2 of Article III hereof, applying the top heavy rules and the minimum allocation requirements of Article III hereof, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. Only an Employer described in Section 1.02 hereof may contribute to the Plan and only an Employee employed by an Employer described in Section 1.02 hereof is eligible to participate in this Plan.

     SEC. 1.28. LEASED EMPLOYEES. The Plan treats a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a)(3)) on a substantially full time basis for at least one (1) year and who (a) for Plan Years beginning before January 1, 1997, performs services historically performed by employees in the Employer's business field, or (b) for Plan Years beginning after December 31, 1996, performs services under the primary direction and control of the Employer. If a Leased Employee is treated as an Employee by reason of this Section 1.28, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

     The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, twenty percent (20%) or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a non-integrated contribution formula equal to at least ten percent (10%) of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the ten percent (10%) contribution on the basis of compensation as defined in Code Section 415(c)(3) plus Elective Contributions (as defined in Section 1.69 hereof).

     The ESOP Committee must apply this Section 1.28 in a manner consistent with Code Sections 414(n) and 414(o) and the regulations issued under those Code Sections. The ESOP Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer.

     SEC. 1.29. DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date (as hereafter defined) exceeds sixty percent (60%). The "top heavy ratio" is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees (as hereafter defined) as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The ESOP Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code Section 416 and the applicable Treasury regulations, and distributions made within the Determination Period (as hereafter defined). The ESOP Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee (as hereafter defined)


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who was formerly a Key Employee, and by disregarding the Accrued Benefit
(including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one (1) Hour of Service with the Employer during the Determination Period. The ESOP Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the Treasury regulations thereunder.

     If the Employer maintains other qualified plans (including a 401(k) arrangement or simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group (as hereafter defined), and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group (as hereafter defined), if any, each exceeds sixty percent (60%). The Trustee or ESOP Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.29, taking into account all plans that are aggregated. To the extent distributions to a Participant are taken into account, distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date must be included. The present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group will be calculated in accordance with the terms of those plans, Code Section 416 and the Treasury regulations under that Code Section. If a Participant in a defined benefit plan is a Non-Key Employee, his Accrued Benefit will be determined under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) will be used to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Accrued Benefits in the aggregated plan must be valued as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The top heavy ratio will be calculated with reference to the Determination Dates that fall within the same calendar year.

     DEFINITIONS.  For purposes of applying the provisions of this Section 1.29:

          (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of fifty percent (50%) of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code Section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten (10) largest interests in the Employer; (iii) is a more than five percent (5%) owner of the Employer; or (iv) is a more than one percent (1%) owner of the Employer and has Compensation of more than One Hundred Fifty Thousand Dollars ($150,000). The constructive ownership rules of Code Section 318 (or the principles of that Section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no


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more than fifty (50) officers. The ESOP Committee will make the determination of who is a Key Employee in accordance with Code Section 416(i)(1) and the Treasury regulations under that Code Section.

          (b) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

          (c) "Compensation" means the general definition of Compensation as determined under Section 1.10(A) hereof, increased for Elective Contributions (as defined in Section 1.69 hereof).

          (d) "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code Section 401(a)(4) or of Code Section 410.

          (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code Sections 401(a)(4) and 410. The ESOP Committee will determine the Permissive Aggregation Group.

          (f) "Employer" means the Employer that adopts this Plan and any Related Employers described in Section 1.27 hereof.

          (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year.

          (h) The "Determination Period" is the five (5) year period ending on the Determination Date.

          (i) "Super Top Heavy Plan" means that, as of the Determination Date,
(i) the present value of Accrued Benefits of Key Employees, and (ii) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the present value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group.

     SEC. 1.30. DISQUALIFIED PERSONS. "Disqualified Person" means a person who is:

          (a) A fiduciary (as hereinafter defined);

          (b) A person providing services to the Plan;

          (c) An Employer any of whose Employees are covered by the Plan;

          (d) An employee organization any of whose members are covered by the Plan;


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          (e) An owner, direct or indirect, of fifty percent (50%) or more of:

               (i) The combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation;

               (ii) The capital interest or the profits interest of a
                    partnership, or

               (iii) The beneficial interest of a trust or unincorporated enterprise,

which is an Employer or an employee organization described in subparagraph (c) or (d) above;

          (f) A member of the family (as hereafter defined) of any individual described in subparagraph (a), (b), (c), or (e) above;

          (g) A corporation, partnership, or trust or estate of which (or in which) fifty percent (50%) or more of:

               (i) The combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such corporation;

               (ii) The capital interest or profits interest of such
                    partnership; or

               (iii) The beneficial interest of such trust or estate is owned, directly or indirectly, or held by persons described in subparagraph (a), (b), (c), (d) or (e) above;

          (h) An officer, director (or an individual having powers or responsibilities similar to those of officers or directors), a ten percent (10%) or more shareholder, or a highly compensated employee (earning ten percent (10%) or more of the yearly wages of an Employer) of a person described in subparagraph (c), (d), (e) or (g) above; or

          (i) A ten percent (10%) or more (in capital or profits) partner or joint venturer of a person described in subparagraph (c), (d), (e) or (g) above.

     The Secretary of the Treasury, after consultation and coordination with the Secretary of Labor or his delegate, may by regulation prescribe a percentage lower than fifty percent (50%) for subparagraphs (e) and (g) above and lower than ten percent (10%) for subparagraphs (h) and (i) above.

     For purposes of this Section 1.30, the term "fiduciary" means any person who:

          (a) Exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;


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          (b) Renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so; or

          (c) Has any discretionary authority or discretionary responsibility in the administration of the Plan.

     The term "fiduciary" includes any person designated under Section 405(c)(1)(B) of ERISA.

     For purposes of subparagraphs (e)(i) and (g)(i) above, there shall be taken into account indirect stockholdings which would be taken into account under
Section 267(c)(4) of the Code, except that, for purposes of this paragraph,
Section 267(c)(4) of the Code shall be treated as providing that the members of the family of an individual shall include his spouse, ancestor, lineal descendant, and any spouse of a lineal descendant.

     For purposes of subparagraphs (e)(ii) and (iii), (g)(ii) and (iii), and (i) above, the ownership of profits or beneficial interests shall be determined in accordance with the rules for constructive ownership of stock provided in
Section 267(c) of the Code (other than paragraph (3) thereof), except that
Section 267(c)(4) of the Code shall be treated as providing that the members of the family of an individual shall include his spouse, ancestor, lineal descendant, and any spouse of a lineal descendant.

     SEC. 1.31. EMPLOYER SECURITIES.

          (A) Effective October 21, 1997, "Employer Securities" means common stock issued by the Company, or by a corporation which is a member of the same controlled group of the Company (within the meaning of Code Section 409(1)), which is readily tradable on an established securities market. If there is no common stock which meets such requirements, the term "Employer Securities" or "Company Stock" shall mean common stock issued by the Company or by a corporation which is a member of the same controlled group of the Company (within the meaning of Code Section 409(1)), having a combination of voting power and dividend rights equal to or in excess of:

               (a) That class of common stock of the Company (or any other such corporation) having the greatest voting power; and

               (b) That class of common stock of the Company (or any other such corporation) having the greatest dividend rights.

Noncallable preferred stock shall also be treated as "Employer Securities" if such stock is convertible at any time into stock which meets the qualifications above, and if such conversion is at a conversion price which (at the date of the acquisition by the Trust) is reasonable. For purposes of the preceding sentence, preferred stock shall be treated as noncallable if, pursuant to Regulations, after the call there will be a reasonable opportunity for a conversion which meets such requirements.


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          (B) Prior to October 21, 1997, "Employer Securities" means nonvoting common stock issued by the Company, or by a corporation which is a member of the same controlled group of the Company.

     SEC. 1.32. SEPARATION FROM SERVICE. "Separation from Service", "Separates from Service", or "Separated from Service" means the Employee no longer has an employment relationship with the Employer maintaining this Plan. Severance Date is defined in Section 1.38.

     SEC. 1.33. ALTERNATE PAYEE. "Alternate Payee" means a spouse, former spouse, child, or other dependent of a Participant to whom benefits are payable under the Plan pursuant to the terms of a qualified domestic relations order (as defined in Section 414(p) of the Code).

     SEC. 1.34. BOARD OF DIRECTORS. "Board of Directors" or "Board" means the Board of Directors of the Company, as from time to time constituted.

     SEC. 1.35. INCOME OF THE TRUST FUND. "Income of the Trust Fund" means the net gain or loss of the General Investments Accounts of the Trust Fund, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other than Employer Securities, and on other investment transactions, and reduced by expenses paid from the Trust Fund. The expenses of the Trust Fund do not include interest paid on any installment contracts for the purchase of Employer Securities by the Trust or on any loan of the Trust incurred to purchase Employer Securities.

     SEC. 1.36. PARTICIPANT EMPLOYER SECURITIES ACCOUNT. "Participant Employer Securities Account" means the Account of a Participant which is credited with shares and fractional shares of Employer Securities purchased and paid for by the Trust or contributed to the Trust or shares otherwise allocable to the Participant's participation in the Plan. Participant Employer Securities Account is also referred to as "Employer Securities Account."

     SEC. 1.37. ROLLOVER ACCOUNT. "Rollover Account" has the meaning given in
Section 4.03 hereof.

     SEC. 1.38. SEVERANCE DATE. "Severance Date" means termination of a Participant's Service prior to Normal Retirement Age (as defined in Section 5.01 hereof) for reasons other than Retirement, Disability or death.

     SEC. 1.39. VALUATION DATE. "Valuation Date" means each date on which the Trust Fund is valued under Section 9.11 hereof.

     SEC. 1.40. QUALIFIED PARTICIPANT. "Qualified Participant" means a Participant who has attained age fifty-five (55) and who, commencing on the Effective Date, has completed at least ten (10) years of participation in the Plan. A "year of participation" means a Plan Year commencing on the Date in which the Participant was eligible for an allocation of Employer contributions, regardless of whether the Employer actually contributed to the Plan for that Plan Year.


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     SEC. 1.41. QUALIFIED ELECTION PERIOD. "Qualified Election Period" means the six (6) Plan Years beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

     SEC. 1.42. RETIREMENT. "Retirement" means a Participant's Separation from Service with an Employer at or after attaining Normal Retirement Age.

     SEC. 1.43. PARTICIPATION OF OTHER EMPLOYERS. Subject to Section 12.14 hereof, any other corporation or organization which is a member of a group of corporations described in Code Section 409(l) that includes the Company may adopt this Plan, effective as of the date indicated in its instrument of adoption, if (i) its application is made in writing to the Board and ESOP Committee; (ii) such application is accepted in writing by the Board and ESOP Committee; and (iii) such approved Employer executes an instrument in writing duly authorized by it adopting this Plan and delivers a copy thereof to the ESOP Committee. Throughout this instrument, a distinction is purposely drawn between rights and obligations of the Company and rights and obligations of an Employer. The rights and obligations specified as belonging to the Company shall belong only to it, including but not limited to, appointment of the ESOP Committee and amendment of the Plan. An Employer's instrument of adoption may provide for the following: (i) making of an initial contribution to the Trust, (ii) making such other changes with respect to the Plan as are approved by the ESOP Committee, and (iii) the designation of the name of the Plan with respect to its Employees. Each Employer shall have the obligation, as hereinafter provided and as may be provided in its instrument of adoption, to make contributions for its own Participants, and no Employer shall have the obligation to make contributions for the Participants of any other Employer unless determined by the ESOP Committee. Any failure by an Employer to fulfill its own obligations under this Plan shall, except as provided in the next preceding sentence, have no effect upon any other Employer. An Employer may withdraw from this Plan without affecting any other Employer. If an Employer withdraws or its participation is terminated by the Board, such Employer may, in its sole discretion, adopt for its Employees alone and independent of this Plan its own plan which shall be considered a continuation of this Plan with respect to itself and itsParticipants.

     SEC. 1.44. INELIGIBLE EMPLOYEE. "Ineligible Employee" means an Employee who ceases to be an Eligible Employee, but remains in the Service of the Employer or a Related Employer.

     SEC. 1.45. LATE RETIREMENT DATE. "Late Retirement Date" means the date of Separation from Service with the Employer for any reason other than death where the termination occurs subsequent to the Employee's attainment of Normal Retirement Age.

     SEC. 1.46. COMPANY. "Company" means VARI-LITE INTERNATIONAL, INC. or its successor. The Company was formerly known as VARI-LITE HOLDINGS, INC. The tax identification number of the Company is as follows: 75-2239444.

     SEC. 1.47. ELIGIBLE ROLLOVER DISTRIBUTION. An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include the following: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the


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Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; (2) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

     SEC. 1.48. ELIGIBLE RETIREMENT PLAN. An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. In the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     SEC. 1.49. DISTRIBUTEE. "Distributee" includes an employee, former employee, or beneficiary of either an employee or former employee. The employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) are Distributees with regard to the interest of the spouse or former spouse.

     SEC. 1.50. DIRECT ROLLOVER. A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     SEC. 1.51. ELIGIBLE EMPLOYEE. Each Employee becomes an "Eligible Employee", and thereby eligible to participate in the Plan, coincident with or immediately following the later of the date on which he completes one (1) Year of Service and has attained age twenty-one (21). For purposes of an Employee's eligibility, the Plan takes into account all of his Years of Service (as defined in Section
2.02 hereof) with the Employer.

     SEC. 1.52. FORFEITURE. "Forfeiture" refers to the amount of a Participant's Accrued Benefit which is not Vested.

     SEC. 1.53. VESTED. "Vested" refers to the portion of a Participant's Accrued Benefit which is Nonforfeitable.

     SEC. 1.54. AGGREGATE ACCOUNT. "Aggregate Account" means, with respect to each Participant, the value of all Accounts maintained on behalf of a Participant, whether attributable to Employer contributions, Participant Forfeitures, or Employee contributions.

     SEC. 1.55. FIDUCIARY. "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control and management of the Plan or exercises any authority or control and management or disposition of Plan Assets,
(b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Trust or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan and Trust, including, but not limited to, the Trustee and the Plan Administrator, and any person designated under ERISA Section 405(c)(1)(B).


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     SEC. 1.56. FORMER PARTICIPANT. "Former Participant" means a person who has been a Participant but has ceased to be a Participant for any reason.

     SEC. 1.57. INVESTMENT MANAGER. "Investment Manager" means any person, firm, or corporation who is a registered investment advisor under the Investment Advisors Act of 1940, a bank or an insurance company, and who has the power to manage, acquire, or dispose of Plan Assets, and who acknowledges in writing his fiduciary responsibility to the Plan.

     SEC. 1.58. PARTICIPANT'S ACCOUNT. "Participant's Account" means the accounts established and maintained under the Plan for each Participant with respect to his total interest in the Plan.

     SEC. 1.59. RETIRED PARTICIPANT. "Retired Participant" means a person who has been a Participant, but has become entitled to benefits under the Plan.

     SEC. 1.60. RETIREMENT DATE. "Retirement Date" means the date as of which a Participant retires for reasons other than Disability or death, whether such Retirement occurs on the date of a Participant's Retirement or the Participant's Late Retirement Date.

     SEC. 1.61. TERMINATED PARTICIPANT. "Terminated Participant" means a person who has been a Participant but whose employment has been terminated other than by death, Disability, or Retirement.

     SEC. 1.62 QUALIFYING EMPLOYER SECURITIES. "Qualifying Employer Securities" means Employer Securities (as defined in Section 1.31(A) hereof) which are (1) stock or otherwise an equity security or (2) a bond, debenture, note, or certificate, or other evidence of indebtedness described in Section 503(e) of the Code.

     SEC. 1.63. PUBLICLY TRADED. "Publicly Traded" means Qualifying Employer Securities that are listed on a national securities exchange registered under
Section 6 of the Securities Exchange Act of 1934 ("Securities Exchange Act") or that are quoted on a system which is sponsored by a national securities association registered under Section 15(b) of the Securities Exchange Act.

     SEC. 1.64. NET PROFITS. "Net Profits" mean, with respect to any fiscal year, the Employer's net income or profit for such fiscal year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles without any reduction for tax based upon income, or for contributions made by the Employer to the Plan.

     SEC. 1.65. SELF-EMPLOYED INDIVIDUAL. "Self-Employed Individual" means, with respect to any taxable year, an individual who has earned income (as defined in Code Section 401(c)(2)), for such taxable year. To the extent provided in Treasury regulations prescribed by the Secretary, such term also includes for any taxable year:

          (a) An individual who would be a self-employed individual within the meaning of the preceding sentence, but for the fact that the trade or business carried on by such individual did not have net profits for the taxable year, and


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          (b) An individual who has been a self-employed individual within the meaning of the preceding sentence for any prior taxable year.

     SEC. 1.66. NORMAL RETIREMENT. "Normal Retirement" means Separation from Service on or after reaching Normal Retirement Age.

     SEC. 1.67. ANNUITY STARTING DATE. "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity. In the case of a benefit not payable in the form of an annuity, "Annuity Starting Date" means the first day on which all events have occurred which entitle the Participant to the benefit.

     SEC. 1.68. INACTIVE PARTICIPANT. An "Inactive Participant" is a Participant who is no longer an Employee.

     SEC. 1.69. ELECTIVE CONTRIBUTIONS. "Elective Contributions" are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h)(B), or 403(b), and contributed by the Employer, at the Employee's election, to the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN or another 401(k) Plan, a simplified employee pension, a cafeteria plan, or tax-sheltered annuity.

     SEC. 1.70. ACP. "ACP" means the actual contribution percentage for a group of Eligible Employees (as defined in Section 3.10 hereof) for a Plan Year. The actual contribution percentage for a group of Eligible Employees for a Plan is the average of the actual contribution ratios of the Eligible Employees in the group for that Plan Year. An Eligible Employee's actual contribution ratio is the sum of the Eligible Employee's contribution and matching contributions allocated to the Eligible Employee's account for the Plan Year, and the qualified nonelective and elective contributions treated as matching contributions for the Plan Year, divided by the Eligible Employee's Compensation taken into account for the Plan Year for which the Employee was actually a participant.

     SEC. 1.71. REGULATIONS. "Regulations" and "Treasury Regulations" means the final and temporary regulations issued by the Internal Revenue Service which interpret the provisions of the Internal Revenue Code of 1986, as amended. "Regulations" and "Labor Regulations" also means the final and temporary regulations issued by the Department of Labor which interpret the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     SEC. 1.72. EXEMPTION LOAN. "Exempt Loan" means a loan or loans made to the Trust by a Disqualified Person (as defined in Section 1.30 hereof) or a loan to the Trust which a Disqualified Person guarantees, provided the loan or loans satisfies the requirements of Treasury Regulation Section 54.4975-7(b).

     SEC. 1.73. LEVERAGED EMPLOYER SECURITIES. "Leveraged Employer Securities" means Employer Securities (as defined in Section 1.31(A) hereof as effective October 21, 1997) acquired by the Trust with the proceeds of an Exempt Loan.

     SEC. 1.74. RESTATEMENT DATE. "Restatement Date" of the Plan means January 1, 1998, unless otherwise set forth herein or required by the Code or the Treasury Regulations.


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     SEC. 1.75. PARTICIPANT GENERAL INVESTMENTS ACCOUNT. "Participant General
Investments Account" means the Account of a Participant which is increased by his share of net income (or loss) of the Trust Fund and Employer contributions and Participant Forfeitures, other than amounts invested in Employer Securities, and which is decreased by amounts necessary to pay for Employer Securities.

     SEC. 1.76. UNALLOCATED EMPLOYER SECURITIES ACCOUNT. "Unallocated Employer Securities Account" means the suspense account maintained under the Plan to which will be credited all shares of Employer Securities prior to the allocation of such shares to the Participant Employer Securities Account.

     SEC. 1.77. UNALLOCATED GENERAL INVESTMENTS ACCOUNT. "Unallocated General Investments Account" means the suspense account maintained under the Plan which reflects all transactions of the Plan involving cash and assets other than Employer Securities, prior to the allocation of such cash and other assets to the Participant General Investments Accounts.

     SEC. 1.78. GENERAL INVESTMENT ACCOUNTS. "General Investments Accounts" means the Participant General Investment Account and the Unallocated General Investments Account.

     SEC. 1.79. DISCRETIONARY CONTRIBUTIONS ACCOUNT. "Discretionary Contributions Account" means the Account of a Participant which is credited with such Participant's portion of the discretionary contributions made by the Employer to the Plan for the Plan Year.

     SEC. 1.80. MATCHING CONTRIBUTIONS ACCOUNT. "Matching Contributions Account" means the Account of a Participant which is credited with such Participant's portion of the discretionary matching contributions made by the Employer to the Plan for the Plan Year.

     SEC. 1.81. QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT. "Qualified Nonelective Contributions Account" means the Account of a Participant which is credited with such Participant's portion of the qualified nonelective contributions made by the Employer to the Plan for the Plan Year.

     SEC. 1.82. QUALIFYING MATCHING CONTRIBUTIONS ACCOUNT. "Qualifying Matching Contributions Account" means the Account of a Participant which is credited with such Participant's portion of the qualifying matching contributions made by the Employer to the Plan for the Plan Year.


                                   END OF ARTICLE I


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                                     ARTICLE II
                               EMPLOYEE PARTICIPANTS


     SEC. 2.01. PARTICIPATION. Each Eligible Employee becomes a Participant in the Plan on the Plan Entry Date (if employed on such date) coincident with or immediately following the date on which he became an Eligible Employee.

     SEC. 2.02. YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Section 2.01 hereof, the Plan takes into account all of his Years of Service with the Employer. "Year of Service" means an eligibility computation period during which the Employee completes not less than one thousand (1,000) Hours of Service. The initial eligibility computation period is the first twelve (12) consecutive month period measured from the Employment Commencement Date. The Plan measures the subsequent periods by reference to the Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer. For purposes of this Section 2.02, "Employer" means the Employer as defined in Section 1.02 hereof and any corporation, association, partnership or other entity acquired by the Employer pursuant to Section 2.07 hereof.

     SEC. 2.03. BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

     SEC. 2.04. PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment terminates shall re-enter the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.01 hereof.

     SEC. 2.05. INELIGIBILITY TO BECOME A PARTICIPANT. Notwithstanding the provisions of Section 2.01 above, any Eligible Employee shall not be eligible and shall not become a Participant, and any Employee who is a Participant shall cease to be eligible to be a Participant, if:

          (a) Such Employee is or becomes a member of a collective bargaining unit if retirement benefits covering such unit were the subject of good faith bargaining and coverage under this Plan was not agreed to under such bargaining;

          (b) Such Employee is employed by a Related Employer that is not an adopting Employer or is excluded from participation by the terms of the Employer's adoption agreement;

          (c) Such individual is not on the payroll of an Employer, unless such individual is considered a "Leased Employee" under Section 1.28 hereof;


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          (d) Such Employee is a non-resident alien who receives no earned income from an Employer that constitutes income from sources within the United States; or

          (e) The date the Employee elects not to participate in the Plan, pursuant to Section 2.08 hereof.

     SEC. 2.06. CONTINUANCE AS A PARTICIPANT. Notwithstanding any other provision herein, a Participant shall continue as a Participant until whichever of the following dates first occurs:

          (a) The date of such Participant's death;

          (b) The date the Participant ceases to be an Employee;

          (c) The date the Participant becomes ineligible to participate in the Plan, pursuant to Section 2.05 hereof; or

          (d) The date the Participant elects not to participate in the Plan, pursuant to Section 2.08 hereof.

     After an individual ceases to be a Participant, his Accounts shall continue to be held and invested pursuant to the terms of the Plan, and shall share in the earnings or losses of the Plan pending distribution pursuant to Article VI hereof. However, he shall be ineligible to share in Employer contributions or Participant Forfeitures, except as otherwise provided in Sections 3.06(B) and 3.06(C) hereof.

     SEC. 2.07. EMPLOYMENT BY EMPLOYER; SERVICE WITH NEWLY ACQUIRED ENTITIES; RECORDS OF EMPLOYER. Notwithstanding any other provision herein, this provision applies, as follows:

          (a) In the event the Employer has or shall acquire the control of any organization by the purchase of assets or stock, merger, amalgamation, consolidation or any other similar event, the Board of Directors may direct to what extent, if any, employment by such organization shall be deemed to be employment by the Employer, and, in connection therewith, may specify a special Plan Entry Date.

          (b) The personnel records of the Employer or any Related Employer shall be conclusive evidence for the purpose of determining the period of employment of any and all Employees.

     SEC. 2.08. ELECTION NOT TO PARTICIPATE. An Eligible Employee, or any present Participant, may elect not to participate in the Plan or enter into an agreement with the Employer not to participate in the Plan. For an election to be effective for a particular Plan Year, the Employee or Participant must either
(1) file the election in writing with the ESOP Committee not later than thirty
(30) days prior to the Accounting Date of that Plan Year unless accepted by the ESOP Committee at a different time or (2) enter into an agreement with the Employer providing the Employee or Participant shall not participate in the Plan (collectively referred to herein as "election"). The Employer will not make a contribution under the Plan for the Employee or for


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the Participant for the Plan Year for which the election or agreement is effective, nor for any succeeding Plan Year. The Employee or Participant may re-elect to participate in the Plan unless the election or agreement provides otherwise. After an Employee's or Participant's election not to participate has been effective for at least two (2) Plan Years, unless the agreement between the Employee and Employer provides otherwise, the Employee or Participant may re-elect to participate in the Plan for any Plan Year and subsequent Plan Years. If the Employee or Participant is permitted to enter or re-enter the Plan, he may re-elect to participate in the Plan by filing his election in writing with the ESOP Committee not later than thirty (30) days prior to the Accounting Date of the Plan Year for which his election is to be effective. An Employee or Participant who re-elects to participate may not again elect not to participate in the Plan. If an Employee is a Self-Employed Individual, the Employee's election must be effective no later than the date the Employee first would become a Participant in the Plan and the election is irrevocable (except as permitted by Treasury regulations without creating a Code Section 401(k) arrangement with respect to that Self-Employed Individual). The ESOP Committee must furnish an Employee or a Participant any form required for purposes of an election under this Section 2.08. An election timely filed is effective for the entire Plan Year.

     A Participant who elects not to participate in the Plan may not receive a distribution of his Accrued Benefit attributable thereto except as provided under Article VI hereof. However for, each Plan Year for which a Participant's election not to participate is effective, his Account(s), if any, continues to share in Trust Fund allocations under Article IX hereof. The Employee or the Participant receives vesting credit under Article V hereof for each included Year of Service during the period the election not to participate is effective.


                                  End of Article II


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                                    ARTICLE III
                 EMPLOYER CONTRIBUTIONS AND PARTICIPANT FORFEITURES


PART 1. AMOUNT OF EMPLOYER CONTRIBUTIONS AND PLAN ALLOCATIONS: SECTIONS 3.01 THROUGH 3.06

     SEC. 3.01. AMOUNT.

          (a) CONTRIBUTION FORMULA. For each Plan Year, the Employer will contribute to the Trust the following amounts:

               (1) MATCHING CONTRIBUTIONS. An amount equal to a percentage which the Employer may from time to time deem advisable of the Participant's Eligible Contributions made to the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN. The Employer will determine the amount of its matching contributions to this Plan by disregarding Participants not entitled to an allocation of matching contributions under the SHOWCO/VARI-LITE SAVINGS PLAN. The Employer may make its matching contributions in cash, Employer Securities, or any combination thereof as the Employer from time to time may determine, provided the contribution consisting of all or part of Employer Securities is not a prohibited transaction under the Code and under ERISA.

               (2) QUALIFYING MATCHING CONTRIBUTIONS. The amount the Employer, in its sole discretion, designates as qualifying matching contributions. The Employer may make its qualifying matching contributions in cash, Employer Securities, or any combination thereof as the Employer from time to time may determine, provided the contribution consisting of all or part of Employer Securities is not a prohibited transaction under the Code and under ERISA.

               (3) QUALIFIED NONELECTIVE CONTRIBUTIONS. The amount the Employer, in its sole discretion, designates as qualified nonelective contributions. The Employer may make its qualified nonelective contributions in cash, Employer Securities, or any combination thereof as the Employer from time to time may determine, provided the contribution consisting of all or part of Employer Securities is not a prohibited transaction under the Code and under ERISA.

               (4) DISCRETIONARY NONELECTIVE CONTRIBUTIONS. The Employer may make discretionary contributions from time to time. The Employer, at the time of contribution, may designate whether such discretionary nonelective contributions will be held in discretionary Participant Employer Securities Accounts. The Employer may make its nonelective contributions in cash, Employer Securities, or any combination thereof as the Employer


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                    from time to time may determine, provided the contribution consisting of all or part of Employer Securities is not a prohibited transaction under the Code and under ERISA.

               (5) RESTRICTIONS ON CONTRIBUTIONS. The Employer may contribute to this Plan regardless of whether it has Net Profits and notwithstanding whether some or all of such contributions may fail to qualify for income tax deductions by the Employer. However, the Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts pursuant to Part 2 of this Article III.

               (6) ELIGIBLE CONTRIBUTIONS. A Participant's "eligible contributions" are the deferral contributions allocated to the Participant for the Plan Year in the SHOWCO/VARI-LITE 401(K) SAVINGS PLAN. Eligible contributions do not include deferral contributions that are excess deferrals as defined in the SHOWCO/VARI-LITE 401(K) SAVINGS PLAN. For this purpose:

                         (a) Excess deferrals relate first to deferral contributions for the Plan Year not otherwise eligible for a matching contribution; and

                         (b) If the Plan Year is not a calendar year, the excess deferrals for a Plan Year are the last deferrals made for a calendar year.

          (B) RETURN OF CONTRIBUTIONS. The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Internal Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the ESOP Committee, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The ESOP Committee will direct the Trustee to not return any portion of the Employer's contribution under the provisions of this Paragraph longer than one (1) year after:

               (a)  The Employer made the contribution by mistake of fact; or

               (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

     The ESOP Committee will direct the Trustee to not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the ESOP Committee will direct the Trustee to decrease the Employer contribution returnable for any losses attributable to it. The ESOP Committee may direct the Trustee to require the Employer to furnish it whatever evidence the Company deems necessary to enable


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the ESOP Committee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

          (C) CONTRIBUTIONS IN EMPLOYER SECURITIES. If the Company makes a contribution in Employer Securities, the Company will make the contribution of Employer Securities at fair market value determined at the time of the contribution.

          (D) CORRECTION OF ALLOCATION OF CONTRIBUTIONS. If the Employer contributes to this Plan and such contributions, all or in part, are allocated to an incorrect Account or Accounts, or not properly allocated to an Account or Accounts, the ESOP Committee will direct the Trustee to properly allocate all or part of the contributions to the proper Account or Accounts for such Plan Year.

     SEC. 3.02. DETERMINATION OF CONTRIBUTIONS. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

     SEC. 3.03. TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Trust within the time prescribed by the Code or applicable Treasury Regulations to be deductible on its federal corporate income tax return.

     SEC. 3.04. ALLOCATIONS.

          (A) METHOD OF ALLOCATION. To make allocations under the Plan, the ESOP Committee should, at least, establish a Matching Contributions Account, Qualifying Matching Contributions Account, Qualified Nonelective Contributions Account, Discretionary Nonelective Contributions Account, and a Participant Employer Securities Account for each Participant. The ESOP Committee may also establish an Unallocated Employer Securities Account, Unallocated General Investments Account, and Participant General Investments Account as described in this Section 3.04(A) as required.

               (1) MATCHING CONTRIBUTIONS. The ESOP Committee will allocate, or direct the Trustee to allocate, matching contributions as of the last day of each Plan Year or as otherwise designated or specified by the ESOP Committee. The ESOP Committee will allocate, or direct the Trustee to allocate, the matching contributions to the Matching Contributions Account of each Participant who satisfies the accrual requirements for matching contributions specified in Section 3.06 hereof. The allocation of matching contributions to a Participant's Matching Contributions Account is in the same proportion that each Participant's eligible contributions bears to the total eligible contributions of all Participants, unless otherwise designated by the ESOP Committee.

               (2) QUALIFYING MATCHING CONTRIBUTIONS. If the Employer, at the time of contribution, designates a contribution to be a qualifying matching contribution for the Plan Year, the ESOP Committee will


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                    allocate that qualifying matching contribution to the
                    Qualifying Matching Contributions Account of each Participant eligible for an allocation of qualifying matching contributions. The ESOP Committee will make the allocation to each Eligible Participant's Qualifying Matching Contributions Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year unless otherwise determined by the ESOP Committee. For purposes of allocating the qualified nonelective contributions, the term "Eligible Participant" means any Participant.

               (3) QUALIFIED NONELECTIVE CONTRIBUTIONS. If the Employer, at the time of contribution, designates a contribution to be a qualified nonelective contribution for the Plan Year, the ESOP Committee will allocate, or direct the Trustee to allocate, that qualified nonelective contribution to the Qualified Nonelective Contributions Account of each Participant eligible for an allocation of qualified nonelective contributions. The ESOP Committee will make, or direct the Trustee to make, the allocation to each eligible Participant's Qualified Nonelective Contributions Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. For purposes of allocating the qualified nonelective contributions, the term "eligible Participant" means any Participant.

               (4) DISCRETIONARY NONELECTIVE CONTRIBUTIONS. Subject to any restoration allocation required under Section 5.04, the ESOP Committee will allocate and credit each annual Employer nonelective contributions (and Participant Forfeitures, if any) to the Participant Employer Securities Account of each Participant who satisfies the conditions of Section 3.06 in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

               (5) PARTICIPANT EMPLOYER SECURITIES ACCOUNT. The Participant Employer Securities Account of each Participant shall be increased by his allocable share (determined under the Plan) of (i) the shares of Employer Securities (including fractional shares) purchased and paid for by the Plan and designated by the Employer to be held in the Participant Employer Securities Account, (ii) shares of Employer Securities contributed in kind by the Employer and designated by the Employer to be held in the Participant Employer Securities Account; (iii) Forfeitures of Employer Securities held in another Participant's Employer Securities Account; (iv) stock (in kind) dividends of Employer Securities held in his Participant Employer Securities Account; and (v) Employer Securities released from the Unallocated Employer Securities Account. Such


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                    credits shall be recorded in whole shares and fractional
                    shares of Employer Securities in order that such Account shall share in any appreciation in the market value of the shares of Employer Securities in the Participant Employer Securities Account, or in any decreases in such market value. All fractional shares shall be computed at least to the nearest one-one hundredth (1/100th) of a share (i.e., at least two places to the right of the decimal).

               (6) PARTICIPANT GENERAL INVESTMENTS ACCOUNT. The Participant General Investments Account of each Participant will be increased (or decreased) by the dollar value of his allocable share of (i) the net income (or loss) of the Plan attributable to such Account; (ii) cash dividends and other rights or warrants received on Employer Securities in his Participant Employer Securities Account; (iii) Employer contributions and Participant Forfeitures in other than Employer Securities and designated by the Employer to be held in the Participant General Investments Account, and
                    (iv) appreciation (or depreciation) in the fair market value of the assets of the Plan (other than Employer Securities) attributable to such General Investments Account. The General Investments Account of each Participant will be decreased for any payments on purchases of Employer Securities or repayment of debt (including principal and interest) incurred for the purchase of Employer Securities which are attributable to such General Investments Account.

               (7) UNALLOCATED EMPLOYER SECURITIES ACCOUNTS, UNALLOCATED GENERAL INVESTMENT ACCOUNTS AND PARTICIPANT GENERAL INVESTMENTS ACCOUNT.

                    (i) UNALLOCATED EMPLOYER SECURITIES ACCOUNT. The Unallocated Employer Securities Account shall be increased as of each Valuation Date by the number of shares of Employer Securities purchased with the proceeds of a loan obligation or installment purchase. The Unallocated Employer Securities Account shall also be increased as of each Valuation Date by the stock (in kind) dividends received with respect to Employer Securities held in such Account and by any Employer Securities purchased with funds of the Unallocated General Investments Account. The Unallocated Employer Securities Account shall be decreased by the number of shares of Employer Securities that are to be released from such Account in accordance with Section 3.05 hereof.

                    (ii) UNALLOCATED GENERAL INVESTMENTS ACCOUNT. The
                         Unallocated General Investments Account will be increased (or decreased) with a dollar value of such Account's allocable share of (A) the net income (or loss) of the Plan


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                         attributable to such Account; (B) cash dividends
                         and other rights or warrants received on Employer Securities in the Unallocated Employer Securities Account; and (C) amounts attributable to such Account that are used to purchase Employer Securities or to pay installment purchase contracts or loan obligations of the Plan in accordance with Section 3.05 hereof.

                   (iii) PARTICIPANT GENERAL INVESTMENTS ACCOUNT. The
                         Participant General Investments Account of each Participant will be increased (or decreased) by the dollar value of his allocable share of (i) the net income (or loss) of the Plan attributable to such Account; (ii) Employer nonelective contributions and Participant Forfeitures in other than Employer Securities; and (iii) appreciation (or depreciation) in the fair market value of the assets of the Plan (other than Employer Securities) attributable to such Account. The Participant General Investments Account of each Participant will be decreased for any payments on purchases of Employer Securities or repayment of debt (including principal and interest) incurred for the purchase of Employer Securities which are attributable to such Account.

               (8) ALLOCATION PROCEDURES. Subject to Section 3.05 hereof, accounts shall be adjusted in accordance with the following:

                    (i) INCOME AND APPRECIATION IN VALUE OF MATCHING CONTRIBUTIONS ACCOUNTS, QUALIFYING MATCHING CONTRIBUTIONS ACCOUNTS, QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNTS, DISCRETIONARY NONELECTIVE CONTRIBUTIONS ACCOUNTS, ROLLOVER ACCOUNTS AND OTHER ACCOUNTS. The income of Participant's Matching Contributions Accounts, Qualified Nonelective Contributions Accounts, Discretionary Nonelective Contributions Accounts, Qualifying Matching Contributions Accounts, Rollover Accounts and other Accounts (including the appreciation or depreciation in value of the assets in such Accounts) shall be allocated to such Accounts in proportion to the balances in such Accounts as of the next preceding Valuation Date, but after first reducing each such Account balance by any distributions or charges from such Account since the next preceding Valuation Date. Such amounts shall be allocated among the Accounts in such uniform and reasonable manner as the ESOP Committee may prescribe.

                    (ii) INCOME AND APPRECIATION IN VALUE OF EMPLOYER SECURITIES
                         ACCOUNTS. The income (except stock in kind) dividends


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                         with respect to Employer Securities (except the
                         unrealized appreciation or depreciation in value of Employer Securities) held in Participant Employer Securities Accounts shall be allocated to the appropriate Participant Employer Securities Account, in proportion to the balances, as of the last Valuation Date, in the respective Participant Employer Securities Accounts to which the income is attributable but after first reducing each such Account balance by any distributions or charges from such Accounts since the last Valuation Date. Stock (in kind) dividends with respect to Employer Securities shall be allocated to the Account which held the Employer Securities that generated the stock (in kind) dividend.

                   (iii) INCOME AND APPRECIATION IN VALUE OF GENERAL
                         INVESTMENTS ACCOUNTS. The income of the Participant General Investments Accounts and the Unallocated General Investments Account under the Plan (including the appreciation or depreciation in value of the assets in the General Investments Accounts under the Plan) shall be allocated to such Accounts in proportion to the balances in such Accounts as of next preceding Valuation Date, but after first reducing each such Account balance by any distributions or charges from such Account since the next preceding Valuation Date. Such amounts shall be allocated among the Participant General Investments Accounts and the Unallocated General Investments Accounts in such uniform and reasonable manner as the ESOP Committee may prescribe.

                    (iv) FORFEITURES. Forfeitures occurring during a Plan Year
                         (net of any amount of Forfeitures allocated to the restoration of prior Forfeitures) shall be allocated to the Account of each Participant. Forfeitures shall be allocated according to the ratio that the Compensation for the Plan Year of each Participant bears to the total Compensation of all such Participants for the Plan Year. If the Participant has an interest in more than one (1) class of Employer Securities which have been allocated to the Participant Employer Securities Account (and any other Account holding Employer Securities), the ESOP Committee, to the extent possible, must forfeit the same proportion of each class of stock held in the Participant Employer Securities Account (and any other Account holding Employer Securities). In making a Forfeiture allocation under this provision, the ESOP Committee will base Forfeitures of Employer Securities upon fair market value of the Employer Securities as of the Accounting Date of the Forfeitures.


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

          (B) TOP HEAVY MINIMUM ALLOCATION.

               (1) MINIMUM ALLOCATION. The ESOP Committee will determine whether the Plan is top heavy in any Plan Year. If the Employer satisfies the top heavy minimum benefit requirements in another qualified retirement plan it maintains, such as the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN, this Plan does not guarantee a top heavy minimum allocation. If another qualified retirement plan maintained by the Employer does not satisfy the top heavy minimum benefit requirements and the Plan is top heavy in any Plan Year, the following provisions apply:

                    (a) Each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06(B) hereof; and

                    (b) The top heavy minimum allocation is the lesser of three percent (3%) of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the anti-discrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is three percent (3%) of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

               (2) SPECIAL DEFINITIONS. For purposes of this Section 3.04(B), the term "Participant" includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because of his failure to make elective deferrals under the Code Section 401(k) arrangement or because of his failure to make mandatory employee contributions. For purposes of Section 3.04(B)(1)(b) hereof, "Compensation" means Compensation as defined in Section 1.10(A) hereof, except: (i) Compensation does not include Elective Contributions (as defined in Section 1.69 hereof);
                    (ii) any exclusions from Compensation (other than the exclusion of Elective Contributions and the exclusions described in paragraphs (1), (2), (3), and (4) of Section
                    1.10 (A) hereof) do not apply; and (iii) any modification to the definition of Compensation in Section 3.06 hereof does not apply.


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               (3)  DETERMINING CONTRIBUTION RATES. For purposes of this Section
                    3.04(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and Participant Forfeitures allocated to the Participant's Account for the Plan Year divided by his or her Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum in Plan Years beginning after December 31, 1988, a non-key employee Participant's contribution rate does not include any Elective Contributions under a Code Section 401(k) arrangement nor any Employer matching contributions necessary to satisfy the nondiscrimination requirements of Code Section 401(k) or Code Section 401(m). To determine a Participant's contribution rate, the ESOP Committee must treat all qualified top heavy defined contribution plans maintained by the Employer or by any Related Employers (described in Section 1.27 of the Plan) as a single plan.

               (4) NO ALLOCATIONS. If, for a Plan Year, there are no allocations of Employer contributions or Participant Forfeitures for any Key Employee, the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one (1) plan.

               (5) METHOD OF COMPLIANCE. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.04(B)(5). The ESOP Committee first will allocate the Employer contributions (and Participant Forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 3.04(A) hereof. The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan, is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The ESOP Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

     SEC. 3.05 TREATMENT OF EMPLOYER SECURITIES PURCHASED UNDER INSTALLMENT PAYMENT CONTRACTS OR WITH BORROWED FUNDS. Effective as of October 21, 1997, the following provisions shall apply:

          (a) DEBT PURCHASE OF EMPLOYER SECURITIES. Any Employer Securities purchased by the Plan under an installment payment contract or with borrowed funds shall initially be allocated to the Unallocated Employer Securities Account.


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

          (b) REALLOCATION FROM UNALLOCATED EMPLOYER SECURITIES ACCOUNT. As of the Accounting Date of each Plan Year, and as of any special Valuation Date if directed by the ESOP Committee, there shall be transferred from the Unallocated Employer Securities Account to the Participant Employer Securities Accounts, a portion of the Employer Securities purchased under an installment purchase contract or with funds borrowed by the Plan equal to the number of shares determined by taking the shares so purchased which have not theretofore been released from the Unallocated Employer Securities Account multiplied in a manner specified in Section 12.21(F) hereof. Each Participant's share of the Employer Securities to be allocated pursuant to the preceding sentence shall be determined by multiplying the number of shares of Employer Securities to be allocated in a manner specified in Section 12.21(F) hereof.

          (c) PAYMENTS ON INSTALLMENT PURCHASE CONTRACTS AND LOAN OBLIGATIONS OF THE PLAN. As of the Accounting Date of each Plan Year, and as of any special Valuation Date if directed by the ESOP Committee, installment payments, including principal and interest, made by the Trust out of Employer contributions made with respect to the period then ending, under installment purchase contracts for the purchase of Employer Securities, or under loan agreements covering funds borrowed by the Trust to finance the purchase of Employer Securities, will reduce Participant General Investments Accounts in the same proportion that Employer contributions are allocated under the provisions of Section 3.04(A)(1) hereof. Unless required by law or herein, dividends paid on Employer Securities held in the Unallocated Employer Securities Account shall be allocated in accordance with Section 3.04(A) hereof. For purposes of determining payments on installment purchase contracts and loan obligations of the Plan, each such installment purchase contract and/or loan obligation shall provide for payment of principal and interest substantially in accordance with the following: All income ("specified income") allocable to the Unallocated Employer Securities Account and Unallocated General Investments Account that is attributable to collateral for the obligation or attributable to Employer contributions made in order to meet the Plan's obligation under such a loan shall be used, before any Employer contributions are so used, to pay principal amounts due under such installment purchase contracts or loan obligations; Employer contributions shall be first applied to repay interest under installment purchase contracts or loan obligations with any excess used to fund current principal requirements not otherwise funded by the specified income; if the specified income of the Unallocated Employer Securities Account and Unallocated General Investments Account is not sufficient to pay principal due under the installment purchase contract or loan obligation, then Employer contributions shall be used to fund the difference; if the specifid income exceeds the amount necessary to pay principal due on installment purchase contracts and loan obligations for the Plan Year, then such excess amount shall be first used to pay interest currently due with respect to the installment purchase contracts or loan obligations and any remaining amount of income may, at the direction of the ESOP Committee, be used to prepay principal due on installment purchase contracts and loan obligations in succeeding Plan Years.

          (d) DIVIDENDS USED TO REPAY LOAN. If dividends on allocated shares are to be used to repay an Exempt Loan (as defined in Section 1.72 hereof), the following provisions shall apply:

               (1) Employer Securities at least equal in value to the dividends used to make loan payments shall be allocated to the Account that would otherwise have received the dividend allocations; and


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

            (2) Remaining released Employer Securities shall be allocated as a contribution pursuant to Section 3.04(A)(1) hereof.

         If dividends on allocated Employer Securities and unallocated Employer Securities are not used to repay an Exempt Loan (as defined in Section 1.72 hereof), such dividends shall be allocated to the Participant's General Investments Account and Unallocated General Investments Account pursuant to
Section 3.04(A)(4)(ii) hereof as income. The ESOP Committee shall direct the Trustee to distribute the cash to the Participants (and Beneficiaries) within ninety (90) days after the close of the Plan Year in which the dividends have been paid to the extent of each Participant's respective Nonforfeitable vesting percentages determined as of the close of the Plan Year pursuant to Section 5.03 hereof.

    SEC. 3.06. ACCRUAL OF BENEFIT. The ESOP Committee will determine the accrual of benefit (Employer contributions and Participant Forfeitures) on the basis of the Plan Year.

         (A) COMPENSATION TAKEN INTO ACCOUNT. In allocating an Employer contribution to a Participant's Account, the ESOP Committee, except for purposes of determining the top heavy minimum contribution under Section 3.04(B) hereof, will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

         (B) HOURS OF SERVICE REQUIREMENT. Subject to the top heavy minimum allocation requirement of Section 3.04(B) hereof, the ESOP Committee will not allocate any portion of an Employer contribution and Participant Forfeitures, if any, for a Plan Year to any Participant's Account if the Participant does not complete a minimum of one thousand (1,000) Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or Disability or on or after the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

         (C) EMPLOYMENT REQUIREMENT. If the conditions of Section 3.06(B) hereof are satisfied and the Participant Separates from Service during a Plan Year, such Participant will not share in the allocation of Employer contributions and Participant Forfeitures, if any, for that Plan Year unless the Participant Separates from Service because of death or Disability or on or after the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

         (D) PARTICIPATION IN 401(K) PLAN REQUIREMENT. If the conditions of Sections 3.06(B) and (C) are satisfied, the ESOP Committee will not allocate any portion of an Employer contribution and Participant Forfeitures, if any, for a Plan Year to a Participant's Account unless the Participant is a participant in the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN and making Elective Deferrals therein, or the Employer contribution is a Qualified Matching Contribution or a Qualified Nonelective Contribution. If an Employee takes appropriate actions to make Elective Contributions to the SHOWCO/VARI-LITE 401(K) SAVINGS PLAN the Employer because of an error does not permit such Employee to make Elective Contributions to the SHOWCO/VARI-LITE 401(K) SAVINGS PLAN, such Employee shall be considered a participant in the SHOWCO/VARI-LITE 401(K) SAVINGS PLAN and making Elective Deferrals therein. In the event a Participant's Elective Contributions to the SHOWCO/VARI-LITE 401(K) SAVINGS PLAN reaches the Section 402(g) of the Code maximum permissible amount, the ESOP Committee will take into account the lesser of (i) the Participant's actual

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

Compensation during the Plan Year, or (ii) the maximum Compensation limitation set forth in Section 1.10(C) of the Plan.

         (E) SUSPENSION OF ACCRUAL REQUIREMENTS. The Plan suspends the accrual requirements under Sections 3.06(B) and (C) hereof if the Plan fails to satisfy the Participation Test or the Coverage Test. A Plan satisfies the Coverage Test if, for the Plan Year, the number of Non-highly Compensated Employees (as hereafter defined) who benefit under the Plan is at least equal to seventy percent (70%) of the total number of Includible Non-highly Compensated Employees for the Plan Year. "Includible Employees" are all Employees other than the following: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described under the Code or by reason of eligibility requirements of Section 1.51 hereof; and (2) any Employee who incurs a Separation from Service during the Plan Year and fails to complete at least five hundred and one (501) Hours of Service for the Plan Year. A "Non-highly Compensated Employee" is an Employee who is not a Highly Compensated Employee. For purposes of the Coverage Test, an Employee is benefiting under the Plan for a Plan Year if, under Section 3.04 hereof, he is entitled to an allocation for the Plan Year.

         If this Section 3.06(E) applies for a Plan Year, the ESOP Committee will suspend the accrual requirements for the Includible Employees who are Participants, beginning first with the Includible Employee(s) employed with the Employer on the last day of the Plan Year, then the Includible Employee(s) who have the latest Separation from Service during the Plan Year, and continuing to suspend the accrual requirements for each Includible Employee who incurred an earlier Separation from Service, from the latest to the earliest Separation from Service date, until the Coverage Test for the Plan Year. If two or more Includible Employees have a Separation from Service on the same day, the ESOP Committee will suspend the accrual requirements for all such Includible Employees, notwithstanding whether the Plan can satisfy the Coverage Test by accruing benefits for fewer than all such Includible Employees. If the Plan suspends the accrual requirements for an Includible Employee, that Employee will share in the allocation of Employer contributions and Participant Forfeitures, if any, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year.

PART 2. LIMITATIONS ON ALLOCATIONS: SECTIONS 3.07 AND 3.08

    SEC. 3.07. LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions (as defined in Section 3.08 hereof) which the ESOP Committee may allocate under this Plan on a Participant's behalf for a Limitation Year (as defined in Section 3.08 hereof) may not exceed the Maximum Permissible Amount (as defined in Section 3.08 hereof). If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04 hereof, would result in an Excess Amount (as defined in Section 3.08 hereof) (other than an Excess Amount described in Section 3.07(B) hereof) to the Participant's Account, the ESOP Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The ESOP Committee will make this reallocation on the basis

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of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions. If the amount the Employer otherwise would contribute to the Participant's Account will still cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the ESOP Committee will dispose of such excess amount in accordance with Section 3.07(B) hereof to the extent permitted by the Code and the Regulations.

         (A) ESTIMATION OF COMPENSATION. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the ESOP Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The ESOP Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The ESOP Committee must reduce any Employer contributions (including any allocation of Participant Forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the ESOP Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

         (B) DISPOSITION OF EXCESS AMOUNT. If, pursuant to Sections 3.07 and 3.07(A) hereof, or because of (i) the allocation of Participant Forfeitures, or
(ii) a recharacterization of proceeds from the sale of Employer Securities as Annual Additions, there is an Excess Amount with respect to a Participant for a Limitation Year, the ESOP Committee will dispose of such Excess Amount to the extent permitted by the Code and Regulations as follows:

            (1) The ESOP Committee will return any nondeductible voluntary Employee contributions, if any, to the Participant to the extent that the return would reduce the Excess Amount.

            (2) If, after the application of paragraph (1), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, the ESOP Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of Participant Forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

            (3) If, after the application of paragraph (1), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the ESOP Committee will hold the Excess Amount unallocated in a suspense account. The ESOP Committee will apply the suspense account to reduce Employer contributions (including allocation of Participant Forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

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            (4)   Unless required by applicable law, the ESOP Committee will not distribute any Excess Amount(s) to Participants or to Former Participants.

         (C) MORE THAN ONE PLAN. The Employer may contribute under another defined contribution plan in addition to its contributions under this Plan. If the ESOP Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation of the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN or another defined contribution plan, the ESOP Committee will attribute the total Excess Amount allocated as of such date to the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN or any other qualified plan maintained by the Employer unless the ESOP Committee determines otherwise or applicable law prohibits such allocation to the other qualified plan maintained by the Employer.

    SEC. 3.08. DEFINITIONS - ARTICLE III. For purposes of Section 3.07 hereof, the following terms mean:

         (a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year: (i) all Employer contributions;
(ii) all Participant Forfeitures; and (iii) all Employee contributions. For purposes of the preceding sentence, the amount of Employer contributions shall be determined based upon the lesser of (i) the fair market value of Employer Securities contributed to the Plan (determined at the time of contribution by the most recent valuation) plus any contributions which were not used to purchase Employer Securities or pay on an Exempt Loan; or (ii) the amount of cash contributed to the Plan. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code
Section 401(k), and excess aggregate contributions described in Code Section 401(m) regardless of whether the Plan distributes or forfeits such excess amounts. Excess deferrals under Code Section 402(g) are not Annual Additions unless distributed after the correction period described in Code Section 402(g). In addition, proceeds from the sale of unallocated Employer Securities are not Annual Additions. Annual Additions include Excess Amounts reapplied to reduce Employer contributions under Section 3.07 hereof. Amounts allocated to an individual medical account (as defined in Code Section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

         Notwithstanding any provision herein, "Annual Additions" do not include any Employer contributions applied by the ESOP Committee (not later than the due date, including extensions, for filing the Employer's federal income tax return for that Plan Year) to pay interest on an Exempt Loan, and any Leveraged Employer Securities the ESOP Committee allocates as Forfeitures; provided, however, the provisions of this sentence do not apply in a Plan Year for which the ESOP Committee allocated more than one-third (1/3) of the Employer contributions applied to pay principal and interest on an Exempt Loan to Restricted Participants (as defined below). The ESOP Committee may reallocate the Employer contributions in accordance with Section 3.04 hereof to the Accounts of non-Restricted Participants to the extent necessary in order to satisfy this special limitation. For purposes of this Section 3.08, "Restricted Participants"

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means Participants who are Highly Compensated Employees within the meaning of
Code Section 414(q).

         (b) For Plan Years beginning prior to January 1, 1998, "Compensation" means for purposes of applying the limitations of Part 2 of this Article III, "Compensation" as determined under the general definition of Compensation in
Section 1.10(A) hereof that excludes Elective Contributions (as defined in Section 1.69 hereof) and excludes (1) reimbursements or other expense allowances, (2) P.S. 58 costs, (3) fringe benefits (cash or non-cash), (4) moving expenses, and (5) deferred compensation and welfare benefits. For Plan Years beginning after December 31, 1997, "Compensation" means for purposes of applying the limitations of Part 2 of this Article III, "Compensation" as determined under the general definition of Compensation in Section 1.10(A) hereof that includes Elective Contributions (as defined in Section 1.69 hereof to the extent permitted under the Code) and excludes (1) reimbursements or other expense allowances, (2) P.S. 58 costs, (3) fringe benefits (cash or non-cash),
(4) moving expenses, and (5) deferred compensation and welfare benefits.

         (c) "Maximum Permissible Amount" means the lesser of (i) Thirty Thousand Dollars ($30,000) or (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the ESOP Committee will multiply the Thirty Thousand Dollars ($30,000) (or adjusted limitation) by the following fraction:

                 Number of months in the short Limitation Year
                                       12

         (d) "Employer" means the Employer that adopts this Plan and any Related Employer described in Section 1.27 hereof. Solely for purposes of applying the limitations of Part 2 of this Article III, the ESOP Committee will determine Related Employers described in Section 1.27 hereof by modifying Code Sections 414(b) and (c) in accordance with Code Section 415(h).

         (e) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         (f) "Limitation Year" means the Plan Year. If the Employer amends the Limitation Year to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

         (g) "Defined contribution plan" means a retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The ESOP Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of this Article III, the ESOP Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The ESOP Committee

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also will treat as a defined contribution plan an individual medical account (as defined in Code Section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer and a welfare benefit fund under Code Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code
Section 419A(d)(3)).

         (h) "Defined benefit plan" means a retirement plan which does not provide for individual accounts for Employer contributions. The ESOP Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

         (i) "Defined benefit plan fraction"

                         Projected annual benefit of the
                  PARTICIPANT UNDER THE DEFINED BENEFIT PLAN(S)

                  The lesser of (i) 125% (subject to the "100% limitation" in paragraph (k)) of the dollar limitation in effect under Code Section 415(b)(1)(A) for the Limitation Year, or (ii) 140% of the Participant's average Compensation for his high 3 consecutive Years of Service

         To determine the denominator of this fraction, the ESOP Committee will make any adjustment required under Code Section 415(b) and will determine a Year of Service as a Plan Year in which the Employee completed at least one thousand (1,000) Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

         CURRENT ACCRUED BENEFIT: If the Participant accrued benefits in one or more defined benefit plans maintained by the Employer which were in existence on May 5, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued Benefit. A Participant's "Current Accrued Benefit" is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 as in effect at the end of the 1986 Limitation Year.

         (j) "Defined contribution plan fraction"

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              The sum, as of the close of the Limitation Year, of
                  the Annual Additions to the Participant's
                  ACCOUNT UNDER THE DEFINED CONTRIBUTION PLAN(S)

                  The sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of Service with the Employer: (i) 125% (subject to the "100% limitation" in paragraph (k)) of the dollar limitation in effect under Code Section 415(c)(1)(A) for the Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the Participant's Compensation for the Limitation Year

         For purposes of determining the defined contribution plan fraction, the ESOP Committee will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the Plan satisfied Code Section 415 for Limitation Years beginning prior to January 1, 1987, the ESOP Committee will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 3.08. If the sum of the redetermined fractions exceeds 1.0, the ESOP Committee will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the ESOP Committee must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

         (k) "100% limitation" - If the 100% limitation applies, the ESOP Committee must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. The 100% limitation applies only if: (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not provide extra minimum benefits which satisfy Code Section 416(h)(2).

     SEC. 3.09. NONDISCRIMINATION RULES FOR EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS. The ESOP Committee must determine whether the annual Employer matching contributions, if any, and the Employee contributions, if any, satisfy one of the following average contribution percentage ("ACP") tests: (1) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP of the Nonhighly Compensated Group; or (2) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two (2) percentage points and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.

          (A) CALCULATION OF ACP. The average contribution percentage for a group is the average of the separate contribution percentages calculated for each Eligible Employee who is a member of that group. An Eligible Employee's contribution percentage for a Plan Year is

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the ratio of the Eligible Employee's aggregate contributions for the Plan Year to the Employee's Compensation for the Plan Year. "Aggregate contributions" are matching contributions and employee contributions. For aggregated family members treated as a single Highly Compensated Employee, the contribution percentage of the family unit is the contribution percentage determined by combining the aggregate contributions and Compensation of all aggregated family members.

          The ESOP Committee, in a manner consistent with Treasury regulations, may determine the contribution percentages of the Eligible Employees by taking into account qualified nonelective contributions or elective deferrals, or both made to this Plan or to any other qualified Plan maintained by the Employer. The ESOP Committee may not include qualified nonelective contributions in the ACP test unless the allocation of nonelective contributions is nondiscriminatory when the ESOP Committee takes into account all nonelective contributions (including the qualified nonelective contributions) and also when the ESOP Committee takes into account only the nonelective contributions not used in the ACP test described in this Section 3.09 of the Plan. The ESOP Committee may not include elective deferrals in the ACP, unless the Plan which includes the elective deferrals satisfies the ADP test both with and without the elective deferrals included in this ACP test. The ESOP Committee may not include in the ACP test any qualified nonelective contributions or elective deferrals under another qualified plan unless that plan has the same plan year as this Plan. The ESOP Committee must maintain records to demonstrate compliance with the ACP test, including the extent to which the Plan used qualified nonelective contributions or elective deferrals to satisfy the test.

          (B) SPECIAL AGGREGATION RULE FOR HIGHLY COMPENSATED EMPLOYEES. To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any matching contributions and any employee contributions made on his behalf to any other plan maintained by the Employer, unless the other plan is an ESOP described in Code Section 4975(e)(7) or Section 409. If the plans have different plan years, the ESOP Committee will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year as if a single plan.

          (C) AGGREGATION OF CERTAIN PLANS. If the Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the plans to determine whether either plan satisfies the ACP test. This aggregation rule applies to the contribution percentage determination for all Eligible Employees, regardless of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. The ESOP Committee also may elect to aggregate plans which the Employer does not treat as a unit for coverage or nondiscrimination purposes. For Plan Years beginning after December 31, 1989, an aggregation of plans under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the ESOP Committee may not aggregate an ESOP (or the ESOP portion of a

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

plan) with a non-ESOP plan (or non-ESOP portion of a plan).

          (D) DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. The ESOP Committee will determine excess aggregate contributions under the Plan. If the ESOP Committee determines the Plan fails to satisfy the ACP test for a Plan Year, it must distribute the excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to ten percent (10%) of the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 22 months of that next Plan Year. The excess aggregate contributions are the amount of the aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test. The ESOP Committee will distribute to each Highly Compensated Employee his respective share of the excess aggregate contributions. The ESOP Committee will determine the respective shares of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the greatest dollar amount of elective deferrals, reducing his contribution percentage to the next highest contribution percentage, then, if necessary, reducing the contribution percentage of the Highly Compensated Employee(s) at the next highest dollar amount of elective deferrals (including the contribution percentage of the Highly Compensated Employee(s) whose contribution percentage the ESOP Committee already has reduced), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test. A distribution of excess aggregate contributions (and income) may be made under this Subsection "(D)" without regard to any notice or consent otherwise required under Code Sections 411(a)(11) and 417.

          (E) ALLOCABLE INCOME. To determine the amount of the corrective distribution required under this Section 3.09 of the Plan, the ESOP Committee must calculate the allocable income for the Plan Year in which the excess aggregate contributions arose and for the "gap period" measured from the beginning of the next Plan Year to the date of the distribution. "Allocable income" means net income or net loss. The Committee will determine allocable income in the same manner for excess contributions, except the numerator of the allocation fraction will be the Highly Compensated Employee's excess aggregate contributions for the Plan Year and the denominator of the allocation fraction will be the sum of: (a) the total account balance of the Employee attributable to the Employee and matching contributions, and amounts treated as matching contributions as of the beginning of the Plan Year; and (b) the Employee and matching contributions, and amounts treated as matching contributions for the Plan Year.

          (F) CHARACTERIZATION OF EXCESS AGGREGATE CONTRIBUTIONS. The ESOP Committee will treat a Highly Compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) on a pro rata basis to matching contributions which the ESOP Committee has included in the ACP test; and (2) then to qualified nonelective contributions used in the ACP test. To the extent the Highly Compensated Employee's excess aggregate contributions are attributable to matching contributions, and he is not one hundred percent (100%) vested in his Accrued Benefit attributable to matching contributions, the ESOP Committee will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution). The Plan will allocate forfeited excess aggregate contributions as Employer discretionary matching

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

contributions for the Plan Year in which the forfeiture occurs, except the ESOP Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.

     SEC. 3.10. DEFINITIONS. For purposes of Section 3.09, the following definitions shall apply:

          (a) "Highly Compensated Employee" means an Eligible Employee who satisfies the definition in Section 1.07 hereof.

          (b) "Nonhighly Compensated Employee" means an Eligible Employee who is not a Highly Compensated Employee.

          (c) For purposes of the ACP test described in Section 3.09 hereof, an "Eligible Employee" means a Participant who is eligible to receive an allocation of Employer matching contributions (or would be eligible if he made the type of contributions necessary to receive an allocation of matching contributions) and a Participant who is eligible to make Employee contributions, regardless of whether he actually makes Employee contributions. An Employee continues to be an Eligible Employee during a period the Plan suspends the Employee's right to make elective deferrals or nondeductible contributions following a hardship distribution.

          (d) "Highly Compensated Group" means the group of Eligible Employees who are Highly Compensated Employees for the Plan Year.

          (e) "Non-highly Compensated Group" means the group of Eligible Employees who are Non-highly Compensated Employees for the Plan Year.

          (f) "Compensation" means, except as specifically provided under this
Article III, Compensation as defined for nondiscrimination purposes in Section 1.10(B) hereof. Compensation includes Compensation received only for the portion of the Plan Year in which the Employee was an Eligible Employee and only for the portion of the Plan Year in which the Plan or the Code Section 401(k) arrangement was in effect.

          (g) "Deferral contributions" means the sum of the deferral contributions the Employer contributes on behalf of an Eligible Employee.

          (h) "Elective deferrals" are the deferral contributions the Employer contributes at the election of an Eligible Employee. If the Code Section 401(k) arrangement includes a cash or deferred feature, any portion of a cash or deferred contribution contributed because of the Employee's failure to make a cash election is an elective deferral, but any portion of a cash or deferred contribution over which the Employee does not have a cash election is not an elective deferral. Elective deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as nondeductible employee contributions at the time of deferral or contribution.

          (i) "Matching contributions" or "Regular Matching contributions" are contributions made by the Employer on account of elective deferrals under a Code
Section 401(k) arrangement or on account of employee contributions. Matching contributions also

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

include Participant forfeitures allocated on account of such elective deferrals or employee contributions.

          (j) "Nonelective contributions" are contributions made by the Employer which are not subject to a deferral election by an Employee and which are not matching contributions.

          (k) "Qualified matching contributions" are matching contributions which are one hundred percent (100%) Nonforfeitable at all times and which are subject to the distribution restrictions described in Paragraph "(m)" of this
Section 3.10 of the Plan. Matching contributions are not one hundred percent (100%) Nonforfeitable at all times if the Employee does not have a one hundred percent (100%) Nonforfeitable interest because of his Years of Service taken into account under the vesting schedule of the Plan.

          (l) "Qualified nonelective contributions" are nonelective contributions which are one hundred percent (100%) Nonforfeitable at all times and which are subject to the distribution restrictions described in Paragraph "(m)" of this Section 3.10 of the Plan. Nonelective contributions are not one hundred percent (100%) Nonforfeitable at all times if the Employee does not have a one hundred percent (100%) Nonforfeitable interest because of his Years of Service taken into account under the vesting schedule of the Plan.

          (m) "Distribution restrictions" means the Employee may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of (1) the Participant's death, disability, termination of employment, attainment of age 592, (2) financial hardship satisfying the requirements of Code Section 401(k) and the applicable Treasury regulations, (3) plan termination, without establishment of a successor defined contribution plan (other than an employee stock ownership plan ("ESOP") or a simplified employee pension), (4) a sale of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business, but only to an employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporation of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)), but only to an employee who continues employment with the subsidiary. A distribution on account of financial hardship, as described in clause (2), may not include earnings on elective deferrals credited as of a date later than December 31, 1988, and may not include any earnings on qualified matching contributions and qualified nonelective contributions, regardless of when credited. A distribution described in clauses (3), (4) or (5), must be a lump sum distribution, as required under Code Section 401(k)(10).

          (n) "Employee contributions" are contributions made by a Participant on an after-tax basis, whether voluntary or mandatory, and designated, at the time of contribution, as an employee (or nondeductible) contribution. Elective deferrals and deferral contributions are not employee contributions.

                                  END OF ARTICLE III

VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN - Page 44
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

                                   ARTICLE IV
                           PARTICIPANT CONTRIBUTIONS


     SEC. 4.01. PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit (or require) Participant voluntary contributions.

     SEC. 4.02. PARTICIPANT VOLUNTARY CONTRIBUTIONS - SPECIAL DISCRIMINATION TEST. The ESOP Committee, in accordance with Section 4.01 above, is not required to satisfy a special discrimination test under Code Section 401(m).

     SEC. 4.03. PARTICIPANT ROLLOVER CONTRIBUTIONS. If the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN (or a successor plan) permits Participant rollover contributions, this Section 4.03 does not apply. If the SHOWCO/VARI-LITE 401(k) SAVINGS PLAN (or a successor plan) does not exist or does not permit Participant rollover contributions, this Plan will permit Participant rollover contributions provided the following provisions are satisfied:

          (A) ROLLOVER CONTRIBUTIONS. Any Participant, with the Company's and the ESOP Committee's written consent and after filing with the ESOP Committee the form prescribed by the ESOP Committee, may contribute cash or other property to the Trust other than as a voluntary contribution, if the contribution is a "Rollover Contribution" which the Code permits an employee to transfer either directly or indirectly from one qualified plan to another qualified plan. A Rollover Contribution is not an Annual Addition under Part 2 of Article III hereof.

          (B) ROLLOVER ACCOUNT. A "Rollover Contribution" accepted by the ESOP Committee shall be credited to a separate Rollover Account, and (i) shall be held pursuant to the provisions of this Plan; (ii) shall be fully vested at all times and not be subject to forfeiture for any reason; and (iii) may not be withdrawn by the Employee, in whole or in part, for any reason, except as provided in Section 6.02 hereof.

          (C) DEFINITIONS. For purposes of this Section 4.03, the term "Rollover Contribution" shall include:

            (1) Amounts transferred to this Plan directly from another qualified corporate plan which does not provide a life annuity form of payment, provided that the trust from which such funds are transferred permits the transfer to be made;

            (2) Amounts which are properly characterized as an Eligible Rollover Distribution (including a lump sum distribution), received by a person who is not an Employee, from another qualified corporate plan with respect to such person's service for such corporate employer, which amounts are eligible for tax free rollover treatment and which are transferred by the Employee to the Trustee of this Plan within sixty (60) days following receipt thereof;

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            (3)   Amounts transferred to this Plan from an individual retirement account, provided that the individual retirement account contains no assets: (A) other than assets which were previously distributed to a person who is now an Employee by another qualified corporate plan as an Eligible Rollover Distribution (including a lump sum distribution) with respect to such person's service for such corporate employer, which amounts were eligible for tax-free rollover treatment, and which amounts were deposited in such individual retirement account within sixty (60) days of receipt thereof; and (B) other than earnings on said assets; and

            (4) Amounts distributed to a person (who is now an Employee) from an individual retirement account meeting the requirements of paragraph (3) above, and transferred by the Employee to this Plan within sixty (60) days of receipt thereof from such individual retirement account.

          (D) TRANSFERS. Prior to accepting the transfers to which this Section
4.03 applies, the Company and ESOP Committee may require the following: (1) the Employee to furnish satisfactory evidence that the proposed transfer is in fact a "Rollover Contribution" which the Code permits an Employee to make to a qualified plan; (2) the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section 4.03; (3) the Employee to furnish an opinion of counsel or other documentation satisfactory that the amounts to be transferred meet the requirements of this Section 4.03 and will not jeopardize the tax exempt status of this Plan for any reason (including, but not limited to, the failure of the amount to be excluded from the definition of Annual Addition in Section 415(c)(2) of the Code, and thereby causing the Annual Addition to the account to exceed the permissible limits of Section 415 of the Code, or create adverse tax consequences to the Employer); and (4) the Employee to furnish to the ESOP Committee and Company a written opinion from legal counsel (legal counsel must be approved by the ESOP Committee) which provides that such Rollover Contribution does not violate any provisions under the federal and state securities laws and that the Company is not required to register any Employer Securities held by the Plan under the federal and state securities laws as a result of such Rollover Contribution.

          (E) INVESTMENT. The Rollover Account shall be invested in a diversified manner in accordance with the provisions of this Plan and in investments other than Employer Securities. Effective October 21, 1997, the Trustee is authorized to invest the Rollover Account in Employer Securities.

          (F) WRITTEN CONSENT OF ESOP COMMITTEE AND COMPANY. Notwithstanding any provision to the contrary herein, no Participant Rollover Contributions will be accepted unless the ESOP Committee and Company consent to such Rollover Contribution in writing.

                                END OF ARTICLE IV

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

                                   ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

     SEC. 5.01. NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is sixty-five (65) years of age. Under Section 6.07 hereof, a Participant who remains in the employ of the Employer after attaining Normal Retirement Age shall continue to participate in the Plan until his Late Retirement Date. A Participant's Accrued Benefit derived from Employer contributions is one hundred percent (100%) Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

     SEC. 5.02. PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Employer terminates as a result of death or Disability, the Participant's Accrued Benefit derived from Employer contributions will be one hundred percent (100%) Nonforfeitable.

     SEC. 5.03. VESTING SCHEDULE.

          (A) QUALIFIED NONELECTIVE CONTRIBUTIONS ACCOUNT AND ROLLOVER ACCOUNT. A Participant has a one hundred percent (100%) nonforfeitable interest at all times in his Qualified Nonelective Contributions Account and Rollover Account.

          (B) VESTING SCHEDULE. Except as provided in Sections 5.01, 5.02, 5.03(A), and 9.14 hereof, for each Year of Service a Participant's Nonforfeitable Percentage of his Accrued Benefit derived from Matching Contributions, Qualifying Matching Contributions Account, and Discretionary Nonelective Contributions equals the percentage in the following vesting schedule:


                                                     PERCENT OF
           YEARS OF SERVICE                        NONFORFEITABLE
          WITH THE EMPLOYER                        ACCRUED BENEFIT
          -----------------                        ---------------
        Less than 3 years                               None
        3 years, but less than 4                        30%
        4 years, but less than 5                        40%
        5 years, but less than 6                        60%
        6 years, but less than 7                        80%
        7 years or more                                100%


Effective the first Plan Year for which the Plan is a top heavy Plan and until such time as the Plan is no longer deemed to be top heavy, the ESOP Committee will calculate a Participant's Nonforfeitable Percentage of his Accrued Benefit under the following vesting schedule:

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(AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1998)


                                                PERCENT OF
           YEARS OF SERVICE                   NONFORFEITABLE
          WITH THE EMPLOYER                   ACCRUED BENEFIT
          ------------------                  ---------------
          Less than 2 years                       None
          2 years, but less than 3                 30%
          3 years, but less than 4                 40%
          4 years, but less than 5                 60%
          5 years, but less than 6                 80%
          6 years or more                         100%


The ESOP Committee will apply the top heavy vesting schedule to Participants who are credited with at least one (1) Hour of Service after the top heavy vesting schedule becomes effective. A shift between vesting schedules under this Section
5.03 is an amendment to the vesting schedule and the ESOP Committee must apply the rules of Section 7.04 hereof accordingly. A shift to a new vesting schedule under this Section 5.03 is effective on the first day of the Plan Year for which the top heavy status of the Plan changes.

          (C) SPECIAL VESTING FORMULA. If a distribution (other than a cash-out distribution described in Section 5.04 hereof) is made to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service (as defined in Section 5.08(B) hereof) at the relevant time, the ESOP Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the ESOP Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x D).

          To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Accrued Benefit immediately following the earlier distribution and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of Section 5.04 hereof to that prior distribution, this special vesting formula also applies to that Participant's remaining Account.

     SEC. 5.04. CASH-OUT DISTRIBUTIONS. If, pursuant to Article VI hereof, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08(B) hereof), the cash-out distribution will result in an immediate Forfeiture of the non-vested portion of the Participant's Accrued Benefit derived from Employer contributions. A partially-vested Participant is a Participant whose Nonforfeitable percentage determined under Section 5.03 hereof is less than one hundred percent (100%). A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

          (A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to

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restoration by reason of the conditions of this Section 5.04(A). If a partially-vested Participant makes the cash-out distribution repayment, the ESOP Committee, subject to the conditions of this Section 5.04(A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other Valuation Date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other Valuation Date. Restoration of the Participant's Accrued Benefit includes restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The ESOP Committee will not restore a re-employed Participant's Accrued Benefit under this paragraph if:

            (1) Five (5) years have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution; or

            (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08(B) hereof). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the ESOP Committee otherwise would restore.

          (B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the ESOP Committee will restore the Participant's Accrued Benefit as of the Plan year Accounting Date coincident with or immediately following the repayment. To restore the participant's Accrued Benefit, the ESOP Committee, to the extent necessary, will allocate to the Participant's Account:

            (1) First, the amount, if any, of Participant Forfeitures the ESOP Committee would otherwise allocate under Section 3.04 hereof;

            (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

            (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

          To the extent the amounts described in clauses (1), (2) and (3) above are insufficient to enable the ESOP Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.01 hereof, the additional amount necessary to enable the ESOP Committee to make the required restoration. If, for a particular Plan Year, the ESOP Committee must restore the Accrued Benefit of more than one re-employed Participant, then the ESOP Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The ESOP Committee will not take into account the allocation under this Section
5.04 in applying the limitation on allocations under Part 2 of Article III hereof.

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          (C) ZERO PERCENT VESTED PARTICIPANT. The deemed cash-out rule applies to a zero percent (0%) vested Participant. A zero percent (0%) vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. If the Participant's Account is not entitled to an allocation of Employer Contributions or Participant Forfeitures for the Plan Year in which he has a Separation from Service, the ESOP Committee will apply the deemed cash-out rule as if the zero percent vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If the Participant's Account is entitled to an allocation of Employer Contributions or Participant Forfeitures for the Plan Year in which he has a Separation from Service, the ESOP Committee will apply the deemed cash-out rule as if the zero percent (0%) vested Participant received a cash-out distribution on the first day of the first Plan Year beginning after his Separation from Service. For purposes of applying the restoration provisions of this Section 5.04, the ESOP Committee will treat the zero percent (0%) vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer.

     SEC. 5.05. SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the ESOP Committee restores the Participant's Accrued Benefit, as described in Section 5.04, the cash-out amount the Participant has repaid will be held in a Segregated Account maintained solely for that Participant. The amount in the Participant's Segregated Account must be invested in federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the ESOP Committee restores the Participant's Accrued Benefit, the Participant's Segregated Account remains a part of the Plan, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a Rollover Contribution, the Participant will be repaid as soon as is administratively practicable the full amount of the Participant's Segregated Account if the ESOP Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment. The Participant's Segregated Account will be commingled with the balance of the Trust Fund as of the second Accounting Date immediately following the date of the Participant's repayment.

     SEC. 5.06. YEAR OF SERVICE - VESTING. For purposes of vesting under Section
5.03 hereof, Year of Service means any Plan Year during which an Employee completes not less than one thousand (1,000) Hours of Service with the Employer.

     SEC. 5.07. BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than five hundred (500) Hours of Service with the Employer, unless he does not complete more than five hundred (500) Hours of Service because: (a) he is transferred; (b) he is on an approved leave of absence which does not exceed eighteen (18) months and he returns to employment with the Employer immediately following the leave of absence; (c) he is temporarily laid off, and he returns to employment with the Employer immediately following the temporary layoff; or (d) he is in the service of the armed forces of the United States, and he returns to employment with the Employer within ninety (90) days after termination of military service without being employed somewhere else. Solely for the purpose of determining whether an Employee has incurred a Break in Service, if the Employee is absent from Service because of her pregnancy, the birth of her child, his or her receipt of a child through adoption, or his or her caring for the child immediately after birth or adoption, he or she shall be entitled to the Hours of Service that he or

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she would have received but for that absence for one (1) year after the absence began. Eight (8) Hours of Service shall be credited for each day of such absence. However, no more than a total of five hundred one (501) hours can be credited. The five hundred one (501) hours shall be credited to the Plan Year in which the absence first begins if such hours shall prevent a Break in Service in that period; otherwise, the five hundred one (501) hours shall be credited to the next Plan Year.

     SEC. 5.08. INCLUDED YEARS OF SERVICE - VESTING.

          (A) INCLUDED YEARS OF SERVICE. For purposes of determining "Years of Service" under Section 5.06 hereof, the Plan takes into account all Years of Service an Employee completes with the Employer, except any:

          Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service prior to the Break. This exception applies only if the Participant is not vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. The aggregate number of Years of Service before a Break in Service does not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

          (B) FORFEITURE BREAK IN SERVICE. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs five (5) consecutive Breaks in Service.

    SEC. 5.09. FORFEITURE OCCURS. A Participant's Forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan as of the last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or the date the Participant receives a cash-out distribution. The ESOP Committee determines the percentage of a Participant's Accrued Benefit Forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03 hereof. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14 hereof.

                                END OF ARTICLE V

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                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS


For Plan Years beginning prior to January 1, 1998, the figure "$5,000" is replaced with the figure "$3,500" for Article VI.

    SEC. 6.01. TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Sections
6.03 hereof, the Participant or the Beneficiary elects in writing to a different time or method of payment, the ESOP Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds or at the time of any prior distribution exceeded Five Thousand Dollars ($5,000) and the Participant has not attained Normal Retirement Age. A distribution date under this Article VI, unless otherwise specified within the Plan, is March 1 of each Plan Year or as soon as administratively practicable following a distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution exceeds, or at the time of any prior distribution exceeded, Five Thousand Dollars ($5,000), the ESOP Committee must treat that present value as exceeding Five Thousand Dollars ($5,000) for purposes of all subsequent Plan distributions to the Participant. For purposes of applying this Section 6.01, a Participant's Account shall not include any Leveraged Employer Securities until the close of the Plan Year in which the loan is repaid in full except as permitted under Section 6.03(D) of the Plan. Notwithstanding anything herein to the contrary, the Participant's consent is not required to distribute dividends described in Section 3.05(d) hereof and Code Section 404(k).

     (A) SEPARATION FROM SERVICE FOR A REASON OTHER THAN DEATH.

            (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $5,000. If the Participant's Separation from Service is for any reason other than death or Disability, the ESOP Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum as soon as administratively practicable following the close of the Plan Year in which the Participant's Separation from Service occurs, but in no event later than the sixtieth (60th) day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age when he Separates from Service, the distribution under this paragraph will occur no later than the sixtieth (60th) day following the close of the Plan Year in which the Participant's Separation from Service occurs. Notwithstanding anything to the contrary in this Paragraph, the Participant may elect to have his Nonforfeitable Accrued Benefit distributed, in whole or in part, directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover and at the time and in the manner prescribed by the Plan Administrator;

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                  provided, however, the Direct Rollover portion of the
                  distribution qualifies as an Eligible Rollover Distribution.

            (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $5,000. If the Participant's Separation from Service is for any reason other than death or Disability, the ESOP Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 6.03 hereof. In the absence of an election by the Participant, the ESOP Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit in a lump sum as soon as administratively practicable following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; or
                  (b) the Participant's Separation from Service.

            (3) DISABILITY. If the Participant's Separation from Service is because of Disability, the ESOP Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 6.03 hereof. In the absence of an election by the Participant, the ESOP Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit in a lump sum on the sixtieth (60) day following the close of the Plan Year in which the Participant's Separation from Service occurs, subject to the notice and consent requirements of this Article VI and to the applicable mandatory commencement dates described in Paragraph
                  (1) or in Paragraph (2) of this Section 6.01(A).

          (B) REQUIRED BEGINNING DATE. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the ESOP Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date. The Required Beginning Date of a Participant (other than a five percent (5%) owner) is the April 1 of the calendar year following the later of: (i) the year in which the Participant attains age seventy and one-half (70 1/2) or (ii) the calendar year in which occurs the retirement of the Participant. In the case of a five percent (5%) owner, a Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age seventy and one-half (70 1/2). For purposes of this Paragraph, the term "five percent (5%) owner" shall have the meaning as defined in Code Section 416(i). A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

          (C) DEATH OF THE PARTICIPANT. The ESOP Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death. The ESOP Committee will determine the death benefit by reducing the

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Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan.

            (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $5,000. The ESOP Committee must direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in a lump sum as soon as administratively practicable following the Participant's death or, if later, the date on which the ESOP Committee receives notification of or otherwise confirms the Participant's death. Notwithstanding anything to the contrary in this Paragraph, the Participant's Beneficiary (if such Beneficiary is the Participant's surviving spouse) may elect to have his Nonforfeitable Accrued Benefit distributed, in whole or in part, directly to an Eligible Retirement Plan specified by the Participant's Beneficiary in a Direct Rollover and at the time and in the manner prescribed by the ESOP Committee; provided, however, the Direct Rollover portion of the distribution qualifies as an Eligible Rollover Distribution.

            (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $5,000. The ESOP Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable, by the Beneficiary, as permitted under this
                  Article VI. In the absence of an election, the ESOP Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum as soon as administratively practicable following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date (as defined in Section 6.01 hereof) following the date the ESOP Committee receives notification of or otherwise confirms the Participant's death.

          If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form this
Article VI would permit for a Participant.

    SEC. 6.02. METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to any restrictions prescribed by Section 6.03 hereof and subject to Section 6.05 hereof, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods:

            (a) METHOD 1 - LUMP SUM. The Participant's Account shall be distributed in a single lump sum payment no later than the end of the Plan Year following the Plan Year in which occurs the Participant's death, Retirement, Disability, or Separation from Service.

            (b) METHOD 2 - INSTALLMENT OPTION. The Participant's Account shall be distributed in installments over a period of time not to exceed the life

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                  expectancy of the Participant or joint and last survivor
                  expectancy of the Participant and designated Beneficiary, as selected by the Participant.

                  If a Participant elects installment payments in accordance with this Section 6.02(b), payment shall be made in monthly, quarterly, or other regular installments over a fixed period of time, not exceeding in the case of benefits payable upon Retirement or Disability, the longer of the life expectancy of the Participant or the joint life expectancy of the Participant and his designated Beneficiary. Initial payments under any installment schedule shall be set in such amounts as would complete the payment of total benefit in substantially equal payments over the period of time fixed for such payments; but the amounts of each installment may be adjusted by the Trustee following each valuation of the Trust Fund to reflect the effect of net earnings, gains, or losses credited to the Participant's Account in accordance with this Plan. Payments under any installment method shall not be subject to any mortality risk or determination, but shall be continued in all events to the Participant, his Spouse, or his designated Beneficiaries or, if none, as provided in Section 8.02 hereof until the full amount of his Account shall have been distributed; however, this sentence does not constitute any guaranty by the Plan of the sufficiency of the Account to meet all payments initially scheduled or any guaranty against the diminution in value of assets retained in the Account to meet installment obligations, whether such diminution shall occur by losses in market values, operating expenses of the Plan, or any other charges properly made to such Account while any part of its assets are retained in the Trust Fund.

                  For purposes of determining the value of a Participant's Account under this Section 6.02(b), a Participant's Account balance is determined as of the end of the Plan Year in which occurs the Participant's death, Retirement, or Disability or Separation from Service and without regard to the value of the Participant's Rollover Account. During the period such installment payments are being made from the funds in the Participant's Account, the Participant's Account shall continue to participate in the annual adjustments for "net increase" or "net decrease" of the Trust.

                  (c) METHOD 3 - INSTALLMENT OPTION. The Participant's Account shall be distributed in substantially equal installments (not less frequently than annually) over a period of five (5) years, plus one (1) year for each One Hundred Thousand Dollars ($100,000) or fraction thereof by which the value of the Participant's Account exceeds Five Hundred Thousand Dollars ($500,000), with distributions commencing no later than one
                  (1) year after (A) the end of the Plan Year in which occurs the Participant's Retirement, death or Disability; or (B) the end of the fifth (5th) Plan Year following the Plan Year in which occurs the Participant's Severance Date (assuming the Participant has not been reemployed). The dollar amounts in this Paragraph (c) shall be subject to cost-of-living adjustments under Section 415(d) of the Code. During the period such installment payments

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                  are being made from the funds in the Participant's Account, the Participant's Account shall continue to participate in the annual adjustments for "net increase" or "net decrease" of the Trust.

                  (d) METHOD 4 - DIRECT ROLLOVER. At the time the Participant is entitled to receive a distribution under Subsection (a), (b) or (c) of Section 6.02 hereof, the Participant's Account, in whole or in part, shall be distributed directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover and at the time and in the manner prescribed by the ESOP Committee; provided, however, the Direct Rollover portion of the distribution qualifies as an Eligible Rollover Distribution.

                  If a Participant elects distribution option (d), the Participant's Account, in whole or in part, shall be distributed directly to the Eligible Retirement Plan specified by the Participant in a Direct Rollover and at the time and in the manner prescribed by the ESOP Committee; provided, however, the Direct Rollover portion of the distribution qualifies as an Eligible Rollover Distribution.

          To facilitate installment payments under this Article VI, the ESOP Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a Segregated Account. A Segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. Notwithstanding any other provision herein, the Participant may elect to commence distribution on any later distribution date as provided under Treasury regulation Section 1.411(d)-4.

          (A) MINIMUM DISTRIBUTION REQUIREMENTS FOR PARTICIPANTS. The ESOP Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury Regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest Valuation Date preceding the beginning of the calendar year divided by the Participant's life expectancy (as determined under Article VIII hereof, subject to the requirements of the Treasury Regulations under Code Section 401(a)(9) regulations). The ESOP Committee will increase the Participant's Nonforfeitable Accrued Benefit, as determined on the relevant Valuation Date, for Employer contributions or Participant Forfeitures allocated after the Valuation Date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the Valuation Date and by December 31 of the valuation calendar year. For purposes of this valuation, the ESOP Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the ESOP Committee must use the unisex life expectancy multiples under Treasury Regulation Section 1.72-9. The ESOP Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. The ESOP Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary

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in a manner which takes into account any adjustment to a life expectancy other than he Participant's life expectancy.

          If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by ESOP Committee direction) may not provide more than incidental benefits to the Beneficiary. The Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code Section 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the ESOP Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the ESOP Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. The ESOP Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

          The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code Section 401(a)(9) and the applicable Treasury regulations.

          (B) MINIMUM DISTRIBUTION REQUIREMENTS FOR BENEFICIARIES. The method of distribution to the Participant's Beneficiary must satisfy Code Section 401(a)(9) and the applicable Treasury Regulations. If the Participant's death occurs after his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, the method of payment to the Beneficiary must provide for completion of payment to the Beneficiary over a period not exceeding: (i) five (5) years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The ESOP Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (ii) unless payment to the designated Beneficiary will commence no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2). If a distribution will be made in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest Valuation Date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The ESOP Committee must use the unisex life expectancy multiples under Treasury Regulation Section 1.72-9 for purposes of applying this paragraph. The ESOP Committee, only upon the written request of the Participant or of the Participant's surviving spouse, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse designated Beneficiary

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payment to the designated Beneficiary begins. The ESOP Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the ESOP Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

    SEC. 6.03. BENEFIT PAYMENT ELECTIONS. Not earlier than ninety (90) days, but not later than thirty (30) days, before the Participant's Annuity Starting Date, the ESOP Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains Normal Retirement Age.

    If a Participant or Beneficiary makes an election prescribed by this Section 6.03, the ESOP Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section 6.02 hereof. The Participant or Beneficiary must make an election under this Section 6.03 by filing his election form with the ESOP Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI hereof.

          (A) PARTICIPANT ELECTIONS AFTER SEPARATION FROM SERVICE. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds Five Thousand Dollars ($5,000), he may elect to have the Trustee commence distribution as of any distribution date, but not earlier than March 1 following the close of Plan Year in which the Participant's Separation from Service occurs. The Participant may reconsider an election at any time prior to the Annuity Starting Date and elect to commence distribution as of any other distribution date, but not earlier than the date described in the first sentence of this Paragraph (A). Following his attainment of Normal Retirement Age, a Participant who has Separated from Service may elect distribution as of any distribution date, regardless of the restrictions otherwise applicable under this Section 6.03(A). If the Participant is partially-vested in his Accrued Benefit, an election under this Paragraph (A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section
5.08 hereof), must be in the form of a cash-out distribution (as defined in
Article V hereof). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with the Employer.

          (B) PARTICIPANT ELECTIONS PRIOR TO SEPARATION FROM SERVICE. After a Participant attains Normal Retirement Age, the Participant, until he retires, has a continuing election to receive all or any portion of his Accrued Benefit. A Participant must make an election under this Section 6.03(B) on a form prescribed by the ESOP Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes distributed to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. A distribution to a Participant must be made in accordance with his election under this Section

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6.03(B) within the ninety (90) day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) will be distributed in accordance with the other distribution provisions of this Plan.

          (C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds Five Thousand Dollars ($5,000), the Participant's Beneficiary may elect to have the Participant's Nonforfeitable Accrued Benefit distributed in a form and within a period permitted under Section 6.02 hereof. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

          (D) EMPLOYER SECURITIES ACQUIRED BY AN EXEMPT LOAN. Notwithstanding anything to the contrary herein, for any Leveraged Employer Securities, distribution under this Section shall not be required until the first distribution date following the close of the Plan Year in which such loan has been fully repaid unless the Trustee makes distributions (i) to a Participant to comply with the minimum distribution requirements of Section 401(a)(9) of the Code, (ii) to a Beneficiary as a result of a Participant's death, (iii) to a Participant who becomes disabled, (iv) to a Participant who has reached Normal Retirement Age, or (v) to a Participant who has separated from service for reasons other than death, disability or normal retirement as permitted by the ESOP Committee.

          (E) ELECTION TO POSTPONE DISTRIBUTION OF BENEFITS. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds Five Thousand Dollars ($5,000), he may elect to postpone the distribution of the Nonforfeitable Accrued Benefit under the Plan as provided in Sections 6.02 and 6.03(A) hereof. Upon request, the ESOP Committee will direct the Trustee to provide the Participant electing to postpone his distribution of his Nonforfeitable Accrued Benefit with the necessary election forms.

          (F) DIRECT ROLLOVER ELECTION. Notwithstanding anything to the contrary herein, at the time the Participant is entitled to receive a distribution, any Participant who is considered a "Distributee" and who receives an Eligible Rollover Distribution may elect to have all or any portion of the distribution transferred directly to an Eligible Retirement Plan. Upon request, the ESOP Committee will direct the Trustee to provide the Distributee with the necessary forms.

    SEC. 6.04. ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The joint and survivor annuity requirements of the Code do not apply to this Plan. The Plan does not provide any annuity distributions to Participants. A transfer agreement may not permit a plan which is subject to the provisions of Code
Section 417 to transfer assets to this Plan.

    SEC. 6.05. DEFAULT ON A LOAN. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the ESOP Committee, the Plan treats the default as a distributable event only if the Participant has incurred a Separation from Service or has attained Normal Retirement Age. If either condition applies, then, at the time of the default, or, if later, at the time either condition first occurs, the Participant's Nonforfeitable Accrued Benefit will be reduced by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

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    SEC. 6.06. DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the ESOP Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an Alternate Payee under a qualified domestic relations order at any time regardless of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an Alternate Payee prior to the time the Participant reaches his earliest retirement age is available only if the order specifies distribution at that time or permits an agreement between the Plan and the Alternate Payee to authorize an earlier distribution. Nothing in this
Section 6.06 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the Alternate Payee to receive a form of payment not otherwise permitted under the Plan. Furthermore, for any Leveraged Employer Securities, distribution under this Section 6.06 shall not be required until such Exempt Loan is repaid in full unless required by the Code.

    The ESOP Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the ESOP Committee promptly will notify the Participant and any Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the ESOP Committee must determine the qualified status of the order and must notify the Participant and each Alternate Payee, in writing, of its determination. The ESOP Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

    If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the ESOP Committee is making its determination of the qualified status of the domestic relations order, the ESOP Committee must make a separate accounting of the amounts payable. If the ESOP Committee determines the order is a qualified domestic relations order within eighteen (18) months of the date amounts first are payable following receipt of the order, the ESOP Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the ESOP Committee determines that the order is not a qualified domestic relations order or does not make its determination of the qualified status of the order within the eighteen (18) month determination period, the ESOP Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the ESOP Committee later determines the order is a qualified domestic relations order.

    To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the ESOP Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount alone shares in any income it earns, and it alone bears any expense or loss it incurs. Any payments or distributions required under this Section 6.06 will be made by separate benefit checks or other separate distribution to the Alternate Payee(s).

    SEC. 6.07. LATE RETIREMENT. A Participant may remain in the service of the Employer after his Normal Retirement Date. In such case, he shall remain a Participant until his

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Late Retirement Date. At such time, his interest in his Account shall be distributed to him in accordance with this Article VI. Such Participant is subject to the minimum distribution requirement of Section 401(a)(9) of the Code.

    SEC. 6.08. LIMITATIONS ON BENEFITS. All of the provisions of this Article VI are subject to withholding for payment of taxes, and are subject to the rights of any Alternate Payee.

    SEC. 6.09. SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS.

     (A) DISTRIBUTION OF EMPLOYER SECURITIES. Unless the Participant elects to have other distribution provisions of the Plan apply, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Account, the portion of the Participant's Account attributable to Employer Securities (the "Eligible Portion") must be distributed no later than the time prescribed by this Section 6.09(A), regardless of any other provision of the Plan. The distribution provisions of this Section 6.09(A) are subject to the consent and form of distribution requirements of Articles V and VI hereof.

            (1) If the Participant Separates from Service by reason of the attainment of Normal Retirement Age, death or Disability, the ESOP Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one (1) year after the close of the Plan Year in which that event occurs.

            (2) If the Participant Separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or Disability, the ESOP Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one (1) year after the close of the fifth (5th) Plan Year following the Plan Year in which the Participant Separated from Service. If the Participant resumes employment with the Employer on or before the last day of the fifth (5th) Plan Year following the Plan Year of his or her Separation from Service, the distribution provisions of this Paragraph
                  (2) do not apply.

          For purposes of this Section 6.09(A), Employer Securities do not include any Leveraged Employer Securities until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

     (B) THIRTY (30) DAY WAIVER. A distribution may commence less than thirty
(30) days after the notice required under Treasury Regulation Section 1.411(a)-11(c) is given, provided that:

            (1) The ESOP Committee clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

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            (2)   The Participant, after receiving the notice, affirmatively elects a distribution.


                               End of Article VI






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                                  ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS


    SEC. 7.01. INFORMATION TO ESOP COMMITTEE. The Employer must supply current information to the ESOP Committee as to the name, date of birth, date of employment, annual Compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the ESOP Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the ESOP Committee are conclusive as to all persons.

    SEC. 7.02. NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants, Former Participants or Beneficiaries for any act of, or failure to act, on the part of its ESOP Committee (unless the Employer is the ESOP Committee), or the Plan Administrator (unless the Employer is the Plan Administrator).

    SEC. 7.03. INDEMNITY OF CERTAIN FIDUCIARIES. The Company indemnifies and saves harmless the Plan Administrator, Trustee, ESOP Committee, and the members of the ESOP Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator, Trustee, the ESOP Committee, or the members of the ESOP Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Plan, including all court costs and other expenses reasonably incurred in their defense, in case the Company fails to provide such defense. The indemnification provisions of this
Section 7.03 do not relieve the Plan Administrator or any ESOP Committee member from any liability he may have under ERISA, including any liability for breach of a fiduciary duty. In the case of any ESOP Committee member, the indemnification provisions of this Section 7.03 do not relieve it from any liability, to the extent that a court of competent jurisdiction from which no appeal can be taken, enters a final judgment that the ESOP Committee member's actions or omissions were the result of gross negligence or willful misconduct. The Plan Administrator, Trustee, the ESOP Committee members, and the Company may execute a letter agreement further delineating the indemnification provisions of this Section 7.03, provided the letter agreement is consistent with and does not violate ERISA, the Code, and Texas law. The indemnification provisions of this
Section 7.03 extend to any other fiduciary solely to the extent provided by a letter agreement executed by such person and the Company.

    SEC. 7.04. AMENDMENT TO VESTING SCHEDULE. Though the Company reserves the right to amend the vesting schedule at any time, the amended vesting schedule will not be applied to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one
(1) Hour of Service after the new schedule becomes effective.

      If the Company makes a permissible amendment to the vesting schedule, each Participant having at least three (3) Years of Service with the Employer may elect to have the percentage of

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his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his election with the ESOP Committee within sixty (60) days of the latest of (a) the Company's adoption of the amendment;
(b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The ESOP Committee as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 7.04 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this Section 7.04, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of a Participant's rights to his Accrued Benefit, derived from Employer contributions and Participant forfeitures.





                               End of Article VII







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                                  ARTICLE VIII
                     PARTICIPANT ADMINISTRATIVE PROVISIONS


    SEC. 8.01. BENEFICIARY DESIGNATION. Any Participant from time to time may designate, in writing, any person or persons contingently or successively to whom the Plan will pay his Nonforfeitable Accrued Benefit (including any life insurance proceeds payable to the Participant's Account) in the event of his or her death, and the Participant may designate the form and method. The ESOP Committee will prescribe the form for the written designation of Beneficiary and upon the Participant's filing the form with the ESOP Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

    The Beneficiary designation of a married Participant is not valid unless the Participant's spouse consents to the Beneficiary designation. The Participant's spouse shall automatically be the named Beneficiary and shall be paid the Participant's death benefit unless (1) the Participant's spouse affirmatively consents to the Beneficiary designation in the manner prescribed in Code Section 417(a)(2); or (2) the following sentence applies. The spousal consent requirements in this paragraph do not apply if the Participant and his spouse are not married throughout the one year period ending on the date of the Participant's death or if the Participant's spouse is the Participant's sole primary Beneficiary.

    SEC. 8.02. NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 8.01 hereof, or if the Beneficiary named by a Participant predeceases him, or if the Beneficiary designation is invalid or void, the Participant's Nonforfeitable Accrued Benefit will be paid in accordance with Section 6.02 hereof in the following order of priority to:

          (a)  The Participant's surviving spouse;

          (b) The Participant's surviving children, including adopted children, in equal shares;

          (c) The Participant's surviving parents, in equal shares; or

          (d) The Participant's estate.

    If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Accrued Benefit, the remaining Nonforfeitable Accrued Benefit will be paid to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise.

    SEC. 8.03. PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the ESOP Committee such evidence, data or information as the ESOP Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will promptly furnish full, true, and complete evidence, data, and information when requested by the ESOP Committee, provided the ESOP Committee advises each Participant of the effect of his failure to comply with its request. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits

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hereunder, by the Participant or otherwise, shall be in such manner as the ESOP
Committee deems equitable.

    Any notice or information which according to the terms of the Plan or the rules of the ESOP Committee must be filed with the ESOP Committee, shall be deemed so filed if addressed and either delivered in person or mailed, postage fully prepaid, to the ESOP Committee. If mailed, any such notice or information shall be addressed to the ESOP Committee Chairman c/o VARI-LITE INTERNATIONAL, INC. and mailed to its corporate headquarters address.

    Whenever a provision herein requires that a Participant (or the Participant's Beneficiary) give notice to the ESOP Committee within a specified number of days or by a certain date, and the last day of such period, or such date falls on a Saturday, Sunday, or Company holiday, the Participant (or the Participant's Beneficiary) will be deemed in compliance with such provision if notice is delivered in person to the ESOP Committee or is mailed, properly addressed, postage prepaid, and postmarked on or before the business day next following such Saturday, Sunday or Company holiday. The ESOP Committee may, in its sole discretion, modify or waive any specified requirement notice; provided, however, that such modification or waiver must be administratively feasible, must be in the best interest of the Participant, and must be made on the basis of rules of the ESOP Committee which are applied uniformly to all Participants.

    SEC. 8.04. ADDRESS FOR NOTIFICATION. Each Participant, each Beneficiary of a deceased Participant, and other person entitled to benefits hereunder must file with the ESOP Committee from time to time, in writing, his mailing address and any change of mailing address. Any communication, statement or notice addressed to a Participant, Former Participant, or Beneficiary, at his last mailing address filed with the ESOP Committee, or as shown on the records of the Employer, binds the Participant, Former Participant, or Beneficiary, for all purposes of this Plan. Any check representing payment hereunder and any communication addressed to a Participant, Former Participant, an Employee, a former Employee, or Beneficiary, at such person's last mailing address filed with the ESOP Committee, or if no such mailing address has been filed, then at such person's last address as indicated on the records of the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited, postage prepaid, in the United States mail.

    If the ESOP Committee, for any reason, is in doubt as to whether payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his mailing address last known to the ESOP Committee, notify such person that all unmailed and future payments shall be henceforth withheld until he provides the ESOP Committee with evidence of his existence and his proper mailing address.

    SEC. 8.05. ASSIGNMENT OR ALIENATION. Unless Section 6.06 hereof applies, which relates to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan. A benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

    SEC. 8.06. NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of

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discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

    SEC. 8.07. LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

    SEC. 8.08. INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, or this Plan, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Plan Administrator will furnish him with a copy of any item listed in this
Section 8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

    SEC. 8.09. APPEAL PROCEDURE FOR DENIAL OF BENEFITS. A Participant, Former Participant, or a Beneficiary ("Claimant") may file with the ESOP Committee a written claim for benefits, if the Participant, Former Participant, or Beneficiary determines the distribution procedures of the Plan have not provided him his proper Nonforfeitable Accrued Benefit. The ESOP Committee must render a decision on the claim within sixty (60) days of the Claimant's written claim for benefits. The Plan Administrator must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the ESOP Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

          (a)  The specific reason for the denial;

          (b) Specific references to pertinent Plan provisions on which the ESOP Committee based its denial;

          (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

          (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the ESOP Committee within seventy-five (75) days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the ESOP Committee in writing within the seventy-five (75) day period will render the ESOP Committee's determination final, binding and conclusive.

    If the Claimant should appeal to the ESOP Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. At the appeals conference (or prior thereto upon five (5) business days written notice to the ESOP Committee), the Claimant, or his duly authorized representative, may review Plan documents in the possession of the Plan Administrator which

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are pertinent to the claim. Either the Claimant, ESOP Committee, Trustee, or
Plan Administrator may cause a court reporter to attend the appeals conference and record the proceedings. In such event, a complete written transcript of the proceeding shall be furnished to all parties by the court reporter. The full expense of any court reporter and such transcripts shall be borne by the party causing the court reporter to attend the appeals conference. The ESOP Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The ESOP Committee must advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event may the ESOP Committee render a decision respecting a denial for a claim for benefits later than one hundred-twenty (120) days after its receipt of a request for review.

    The Plan Administrator's notice of denial of benefits must identify the name of each member of the ESOP Committee and the name and address of the ESOP Committee member to whom the Claimant may forward his appeal.

    SEC. 8.10. DIVERSIFICATION OF PARTICIPANT'S ACCOUNT. Except as provided in this Section 8.10, a Participant does not have the right to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account. Each "Qualified Participant," however, may direct the investment of twenty-five percent (25%) of the total number of Employer Securities acquired by or contributed to the Plan that have ever been allocated to the Participant's Account on or before the most recent Plan allocation date less the number of Employer Securities previously diversified under this Section 8.10 ("Eligible Accrued Benefit") within ninety (90) days after the Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this Section 8.10 applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, fifty percent (50%) will be substituted for twenty-five percent (25%) in the immediately preceding sentence. The Qualified Participant must make his direction in writing, the direction may be effective no later than ninety (90) days after the close of the Plan Year to which the direction applies, and the direction must specify which, if any, of the investment options the Participant selects.

    A Qualified Participant may choose one of the following investment options:

            (a) The distribution of the portion of his Eligible Accrued Benefit covered by the election. The distribution will be made within ninety (90) days after the last day of the Plan Year during which the Qualified Participant may make the election. The provisions of this Plan applicable to a distribution of Employer Securities apply to this investment option.

            (b) The direct transfer of the portion of his Eligible Accrued Benefit covered by the election to the SHOWCO/VARI-LITE 401(k) Savings Plan or another qualified plan of the Employer which accepts such transfers, but only if the transferee plan permits employee-directed investment and does not invest in Employer Securities to a substantial degree. The direct transfer will be made no later than ninety (90) days after the last day of the period during which the Qualified Participant may make the election.

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    SEC. 8.11. PARTICIPANT VOTING RIGHTS - EMPLOYER SECURITIES

          (A)  TENDER OFFER.

            (1) Notwithstanding any provision contained in the Plan to the contrary, regarding Tender Offers or exchanges of stock, the provisions of this subsection shall apply in the event any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934 Federal Securities Exchange Act), either alone or in conjunction with others, makes a tender offer, or exchange offer, or otherwise offers to purchase, or solicits an offer to sell to such Person, one percent (1%) or more of the outstanding Employer Securities (hereinafter referred to as a "Tender Offer").

            (2) Upon commencement of a Tender Offer, the Company shall notify each Participant (or Beneficiary) for whom an Account is maintained of such Tender Offer and use its best efforts to distribute or cause to be distributed to each Participant (or Beneficiary) information, documents and other materials relating to the Tender Offer. If the Trustee deems it appropriate, the Trustee shall have the authority to obtain an opinion as to the adequacy of, and fairness opinion of the overall transaction from a financial point of view, of selling or exchanging the Employer Securities allocated to the participant accounts in accordance with such Tender Offer. Each Participant (or Beneficiary) shall be entitled to direct the Trustee to vote for or against the sale, offer to sell, exchange or other proposal to dispose of the Employer Securities allocated to such Participant's Employer Securities Account in accordance with the provisions, conditions and terms of such Tender Offer and the provisions of this Section. Such a Participant (or Beneficiary) shall, as a named fiduciary described in Section 403(a)(1) of ERISA, direct the Trustee with respect to the tender of such Employer Securities which are allocated to the Employer Securities Account of the Participant. Reasonable means shall be employed to provide information to the Participant (or Beneficiary) and confidentiality with respect to the tendering directions by each Participant (or Beneficiary). Such directions shall be held in confidence, it being the intent of this provision to ensure that the Company (and its directors, officers, employees and agents) cannot determine the tendering directions given by any Participant (or Beneficiary). Such instructions shall be in such form and shall be filed in such manner and at such time as the ESOP Committee may prescribe.

            (3) A Participant (or Beneficiary) who has directed the Trustee to tender or exchange Employer Securities may, at any time prior to the tender or exchange offer withdrawal date, or such earlier date

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                  as established by the ESOP Committee, instruct the Trustee to withdraw such Employer Securities from the tender or exchange offer prior to the withdrawal deadline. Reasonable limits on the number of instructions to tender or exchange or withdraw which a Participant (or Beneficiary) may give may be imposed by the ESOP Committee.

            (4) The proceeds of a disposition directed by a Participant (or Beneficiary) shall be allocated to such Participant's Account in proportion to the number of Employer Securities from such Account which the Participant (or Beneficiary) instructed the Trustee to sell, exchange or otherwise dispose of.

            (5) To the extent to which Participants (or Beneficiaries) do not instruct the Trustee, or do not issue valid directions to the Trustee, to sell, offer to sell, exchange or otherwise dispose of the Employer Securities allocated to their Employer Securities Accounts (herein referred to as "Uninstructed Shares"), the ESOP Committee shall direct the Trustee to properly vote such Uninstructed Shares for or against any sale, offer to sell, exchange or other proposal to dispose of Employer Securities.

            (6) With respect to shares of Employer Securities held in the Unallocated Employer Securities Account, the ESOP Committee shall direct the Trustee to properly vote such Employer Securities which are held in the Unallocated Employer Securities Account for or against any sale, offer to sell, exchange or other proposal to dispose of Employer Securities.

            (7) Following the completion of a Tender Offer, the ESOP Committee shall direct the substitution of new Employer Securities (as such term is defined in Section 409(1) of the Code) for Employer Securities or for the proceeds of Employer Securities to the extent provided in the Plan; provided, however, that the Trust Fund be invested primarily in Employer Securities. In lieu of the substitution of new Employer Securities, the ESOP Committee may direct that the Trust Fund be invested in other securities, properties or investment vehicles on a temporary basis.

            (8) Notwithstanding any provision contained in this Subsection A of Section 8.11, Participant (or Beneficiary) directions and ESOP Committee directions which are or would result in a violation of ERISA or would not be in the best interest of the Participant (or Beneficiary) shall not be complied with.

                  If the ESOP Committee does not direct the Trustee to vote on a matter, or the Participant (or Beneficiary) directions or ESOP Committee directions are or would result in a violation of ERISA

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                  or would not be in the best interest of the Plan, the Trustee, in its discretion, shall properly vote the Employer Securities in a manner which is in the best interest of the Participants (or Beneficiaries).

            (9) If any provision contained in or action required by this Subsection (A) of Section 8.11 violates any provision under ERISA, the provisions under ERISA shall be complied with.

          (B) OTHER CORPORATE MATTERS. Notwithstanding any provision contained in the Plan to the contrary, unless Subsection (A) of Section 8.11 applies:

            (1) With respect to Employer Securities held in the Employer Securities Account which are not part of a registration-type class of securities (as defined in Code Section 409(e)(4)), a Participant has the right to direct the Trustee regarding the voting of such Employer Securities allocated to his Employer Securities Account with respect to any corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Department of Treasury may prescribe in regulations. On other corporate matters requiring a vote of the shareholders, the ESOP Committee shall direct the Trustee to properly vote such Employer Securities which are held in the Employer Securities Account of the Participants. As to any Employer Securities allocated to the Participant's Employer Securities Account which are part of a registration-type class of securities, the voting rights provided in this Subsection 8.11(B) extend to all corporate matters requiring a vote of stockholders. The ESOP Committee shall direct the Trustee to vote allocated Employer Securities held in the Participant Employer Securities Account for which it has not received direction or for which it has not received a valid direction from a Participant (or Beneficiary) as part of the Plan Assets.

                  Each Participant (or Beneficiary) who timely provides instructions to the Trustee shall be entitled to direct the Trustee how to vote Employer Securities allocated to such Participant's Employer Securities Account in accordance with this Subsection. In order to implement these voting directions, the Company shall provide each Participant (or Beneficiary) with proxy solicitation materials or other notices or information statements which are distributed to Company shareholders, together with a form requesting confidential instructions as to the manner in which Employer Securities allocated to the Participant's Employer Securities Account are to be voted. Each Participant (or Beneficiary) shall, as a named fiduciary described in Section 403(a)(1) of ERISA, direct the Trustee with respect to the vote of such Employer

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                  Securities which are allocated to the Employer Securities
                  Account of the Participant (or Beneficiary). Reasonable means shall be employed to provide confidentiality with respect to the voting by such Participant (or Beneficiary), it being the intent of this provision of this Subsection to ensure that the Company (and its directors, officers, employees and agents) cannot determine the direction given by any Participant (or Beneficiary). Such instructions shall be in such form and shall be filed in such manner and at such time as the ESOP Committee may prescribe.

            (2) With respect to Employer Securities held in the Unallocated Employer Securities Account which are part of a registration-type class of securities, and which are not part of a registration-type class of securities, the ESOP Committee shall direct the Trustee to properly vote such Employer Securities which are held in the Unallocated Employer Securities Account for or against any proposal. If all Employer Securities are held in the Unallocated Employer Securities Account on the record date when a matter is submitted to a vote of the Company's shareholders, the Trustee, as directed by the ESOP Committee, shall properly vote such Employer Securities for or against any proposal.

            (3) Notwithstanding any provision contained in this Subsection (B) of Section 8.11, Participant (or Beneficiary) directions and ESOP Committee directions which are or would result in a violation of ERISA or would not be in the best interest of the Participant (or Beneficiary) shall not be complied with.

                  If the ESOP Committee does not direct the Trustee to vote on a matter, or the Participant (or Beneficiary) directions or ESOP Committee directions are or would result in a violation of ERISA or would not be in the best interest of the Plan, the Trustee, in its discretion, shall properly vote the Employer Securities in a manner which is in the best interest of the Participants (or Beneficiaries).

            (4) If any provision contained in or action required by this Subsection (B) of Section 8.11 violates any provision under ERISA, the provisions under ERISA shall be complied with.

    SEC. 8.12. FEES AND EXPENSES. The ESOP Committee may direct the Trustee to pay from the Trust all fees and expenses reasonably incurred by the Plan, to the extent such fees and expenses are for the ordinary and necessary administration and operation of the Plan, unless the Employer pays the fees and expenses. If the Trustee cannot pay expenses reasonably incurred based upon the advise of legal counsel, the Employer shall pay such expenses. Any fee or expense paid, directly or indirectly, by the Employer is not an Employer contribution to the Plan, provided the fee or expense relates to the ordinary and necessary administration of the Plan.

                               END OF ARTICLE VIII

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                                   ARTICLE IX
                                 ESOP COMMITTEE
                 DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

    SEC. 9.01. MEMBERS' COMPENSATION, EXPENSES. The Company may appoint an ESOP Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. In the absence of an ESOP Committee appointment, the Board of Directors assumes the powers, duties and responsibilities of the ESOP Committee. The members of the ESOP Committee will serve without compensation for services as such, but the Employer will pay all expenses of the ESOP Committee, except to the extent the Trust properly pays for such expenses, pursuant to Article X hereof.

    SEC. 9.02. TERM. Each member of the ESOP Committee serves until the appointment of his successor.

    SEC. 9.03. POWERS. The ESOP Committee is empowered to assist the Trustee to satisfy and operate the Plan in accordance with the terms of the Plan, the Trust, the Code, and ERISA. In case of a vacancy in the membership of the ESOP Committee, the remaining members of the ESOP Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the ESOP Committee pending the filling of the vacancy.

    SEC. 9.04. GENERAL. The ESOP Committee has full discretion and authority to perform the following powers and duties:

          (a) To select a Secretary, who need not be a member of the ESOP Committee;

          (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

          (c) To adopt rules of procedure and regulations and guidelines necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

          (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

          (e) To assist the Trustee in crediting and distributing the Trust Assets;

          (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

          (G) To furnish the Employer with information which the Employer may require for tax or other purposes;

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          (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

          (i) To engage the services of an Investment Manager or Managers (as defined in ERISA Section 3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan Asset under its control;

          (j) To establish a nondiscriminatory policy with regard to making distributions and loans, if any, to Participants and Beneficiaries;

          (k) To construe and interpret the Plan and the rules and regulations adopted and to answer all questions arising in the administration, interpretation and application of the Plan document and documents related to the Plan's operation; and

          (l) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code.

    Notwithstanding any other provision herein to the contrary, the ESOP Committee shall not interfere or cause the Trustee to violate the terms of the Plan, the Trust, the Code, and ERISA. The ESOP Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner. All decisions, determinations, directions, interpretations, and applications of the Plan by the ESOP Committee shall be final and binding upon all persons, including (but not limited to) the Company, Employer, Trustee, and all Participants, Former Participants, Beneficiaries, and Alternate Payees unless in violation of the Plan, the Trust, ERISA, the Code, or any federal or state laws.

    If the ESOP Committee adopts a loan policy, pursuant to paragraph (j) of this Section 9.04, the loan policy must be a written document and must include:
(1) the identity of the person or persons authorized to administer the participant loan program; (2) a procedure for applying for the loan; (3) the criteria for approving or denying a loan; (4) the limitations, if any, on the types and amounts of loans available; (5) the procedure for determining a reasonable rate of interest; (6) the types of collateral which may secure the loan; and (7) the events constituting default and the steps the Plan will take to preserve Plan assets in the event of default. This Section 9.04 specifically incorporates a written loan policy as part of the Employer's Plan.

    SEC. 9.05. FUNDING POLICY. This Plan is designed to invest primarily in Employer Securities, which is a Qualifying Employer Security with respect to the Employer within the meaning of Sections 409(l) and 4975(e)(8) of the Code. The ESOP Committee, however, may invest, or may direct the Trustee, however to invest, in assets other than Employer Securities to provide for expenses and distributions and to the extent as the Trustee and ESOP Committee deem appropriate.

    SEC. 9.06. MANNER OF ACTION. The decision of a majority of the members of the ESOP Committee appointed and qualified controls.

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    SEC. 9.07. AUTHORIZED REPRESENTATIVE. The ESOP Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The ESOP Committee must evidence this authority by an instrument signed by all members.

    SEC. 9.08. INTERESTED MEMBER. No member of the ESOP Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the ESOP Committee.

    SEC. 9.09. INDIVIDUAL ACCOUNTS. The ESOP Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan set forth below. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.08 hereof), a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit shall be maintained unless the Participant's entire Accrued Benefit under the Plan is one hundred percent (100%) Nonforfeitable.

    The ESOP Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 9.11 hereof. The ESOP Committee may direct the Trustee to maintain a temporary Segregated Investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.11 hereof.

    The ESOP Committee shall create and maintain adequate records to reflect all transactions of the Plan and to disclose the interest in the Plan of each Participant, Former Participant, Beneficiary, or Alternate Payee who has an undistributed interest in the Plan, as follows:

          (a) INDIVIDUAL ACCOUNTS. The ESOP Committee may establish and maintain, or direct the Trustee to establish and maintain, for each such individual a Participant Employer Securities Account, Participant Matching Contributions Account, Participant Qualifying Matching Contributions Account, Participant Nonelective Contributions Account, Participant Discretionary Account, and other Account, which Accounts are collectively referred to herein as an Account. The ESOP Committee may also establish a Participant General Investments Account.

          (b) GENERAL ACCOUNTS. The ESOP Committee may establish and maintain, or direct the Trustee to establish and maintain, for the Plan suspense accounts to be known as an "Unallocated Employer Securities Account" and an "Unallocated General Investments Account."

          (c) ACCOUNTS FOR TRANSFERRED PARTICIPANTS. In the event a Participant transferred from one (1) Employer to another Employer during a Plan Year, the ESOP Committee shall continue to maintain on its books such Participant's Account without differentiation between Employers.

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          (d) RIGHTS IN TRUST FUND. The maintenance of individual Accounts is only for accounting purposes, and a segregation of the assets of the Plan or each Account shall not be required. Distributions and withdrawals made from an Account shall be charged to the Account as of the date paid.

    SEC. 9.10. VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the Valuation Date immediately preceding the date of the distribution.

    SEC. 9.11. ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. A "Valuation Date" under this Plan is each Accounting Date and each interim valuation date determined under Section 12.20 hereof. As of each Valuation Date, the ESOP Committee must adjust Participant Employer Securities Accounts, Qualified Matching Contributions Account, and other accounts and to reflect net income, gain or loss since the last Valuation Date. The valuation period is the period beginning the day after the last Valuation Date and ending on the current Valuation Date. The ESOP Committee will allocate Employer contributions, Participant Forfeitures, net income, gain or loss, if any, in accordance with Article III hereof.

    SEC. 9.12. INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA, and the regulations under ERISA, the Plan Administrator, ESOP Committee, or Trustee will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit as of that date and such other information that ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the ESOP Committee, shall have the right to inspect the records reflecting the Account of any other Participant.

    SEC. 9.13. ACCOUNT CHARGED. The ESOP Committee shall charge all distributions made to a Participant or to his Beneficiary from his Account, against the Account of the Participant when made.

    SEC. 9.14. UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require the ESOP Committee, the Plan Administrator, the Employer, or the Company to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. The ESOP Committee, by certified or registered mail addressed to his last known address of record with the ESOP Committee or the Employer, shall notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section 9.14. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the ESOP Committee within six (6) months from the date of mailing of the notice, the ESOP Committee may treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and shall reallocate and use the amount of the unclaimed payable Accrued Benefit to reduce the Employer's contribution for the Plan Year in which the Forfeiture occurs.

    If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section 9.14 makes a claim, at any time, for his forfeited Accrued Benefit, the ESOP Committee shall restore the Participant's or Beneficiary's

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forfeited Accrued Benefit to the same dollar amount as the dollar amount of the
Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture to the extent permitted by ERISA and the Code. The ESOP Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant Forfeitures the ESOP Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the ESOP Committee (or the Trustee) to make the required restoration. The ESOP Committee must direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than sixty (60) days after the close of the Plan Year in which the ESOP Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.14 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions and Participant Forfeitures.



                               End of Article IX

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                                   ARTICLE X
                       REPURCHASE OF EMPLOYER SECURITIES

    Notwithstanding any other provision herein, Article X does not apply to the Plan if the Employer Securities held by the Plan are Publicly Traded unless required by the Code and Treasury Regulations thereunder.

    SEC. 10.01. PUT OPTION. The Company will issue a "put option" to each Participant receiving a distribution of Employer Securities from his Employer Securities Account if (i) such Employer Securities are not Publicly Traded when distributed or are subject to a trading limitation (within the meaning of Section 54.4975-7(b)(10) of the Regulations) and (ii) such Employer Securities were acquired with the proceeds of an Exempt Loan. The put option will permit the Participant, the Participant's donees, or a person (including an estate or its distributee) to whom the Employer Securities pass by reason of a Participant's death, to sell the Employer Securities to the Company, at any time during two (2) option periods, at the current fair market value. The first put option period runs for a period of at least sixty (60) days commencing on the date of distribution of Employer Securities to the Participant. The second put option period runs for a period of at least sixty (60) days commencing on the first day of the subsequent Plan Year. If a Participant (or Beneficiary) exercises his put option, the Company must purchase the Employer Securities at fair market value upon the terms provided under Section 10.04 hereof. The Company may grant the Trust an option to assume the Company's rights and obligations at the time a Participant exercises an option under this Section 10.01.

    SEC. 10.02. RESTRICTION ON EMPLOYER SECURITIES. Except upon the prior written consent of the Company, no Participant (or Beneficiary) may sell, assign, give, pledge, encumber, transfer or otherwise dispose of any Employer Securities which are not Publicly Traded and which are now owned or subsequently acquired by him without complying with the terms of this Article X. If a Participant (or Beneficiary) pledges or encumbers any Employer Securities with the required prior written consent, any security holder's rights with respect to such Employer Securities are subordinate and subject to the rights of the Company.

    If the Employer Securities are not Publicly Traded, then any certificates for Employer Securities distributed to Participants, Inactive Participants, Former Participants, or Beneficiaries thereof, shall contain the following legend:

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE ONLY UPON COMPLIANCE WITH THE TERMS OF THE VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP PLAN AND THE VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK OWNERSHIP TRUST (COLLECTIVELY REFERRED TO AS THE "PLAN"), WHICH GRANTED VARI-LITE INTERNATIONAL, INC. (THE "COMPANY") A RIGHT OF FIRST REFUSAL. THE COMPANY WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE A COPY OF THE PLAN.

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      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH
      THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES LAWS OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE IN WHICH THEY HAVE BEEN SOLD. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

    On the front of each such certificate, there may be placed the following notation in capital letters:

                 RESTRICTIONS ON TRANSFER STATED ON REVERSE SIDE

    SEC. 10.03. LIFETIME TRANSFER AND RIGHT OF FIRST REFUSAL. If any Participant (or Beneficiary) who receives Employer Securities under this Plan which are not Publicly Traded, desires to dispose of any of his Employer Securities for any reason during his lifetime (whether by sale, assignment, gift or any other method of transfer), he first must offer the Employer Securities for sale to the Company. The ESOP Committee may require a Participant (or Beneficiary) entitled to a distribution of Employer Securities to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate of Employer Securities.

    In the case of an offer by a third party, the offer to the Company is subject to all the terms and conditions set forth in Section 10.04 hereof based on the price equal to the fair market value per share and payable in accordance with the terms of Section 10.04 hereof unless the selling price and terms offered to the Participant by the third party are more favorable to the Participant than the selling price and terms of Section 10.04 hereof, in which case the selling price and terms of the offer of the third party apply. The Company must give written notice to the offering Participant of its acceptance of the Participant's offer within fourteen (14) days after the Participant has given written notice to the Company or the Company's rights under this Section
10.03 will lapse. The Company may grant the Trust the option to assume the Company's rights and obligations with respect to all or any part of the Employer Securities offered to the Company under this Section 10.03.

    Notwithstanding any provision to the contrary herein, the Trustee is prohibited from exercising this first right of refusal if the fair market value at the time of exercise is higher than the last Valuation Date unless the ESOP Committee and the Trustee determine such action shall not have an effect on the qualification of this Plan.

    SEC. 10.04. PAYMENT OF PURCHASE PRICE. If the Company (or the Trustee, at the direction of the ESOP Committee) exercises an option to purchase a Participant's Employer Securities pursuant to an offer given under Section 10.03 hereof, the purchaser(s) must make payment in lump sum or, if the distribution to the Participant (or to his Beneficiary) constitutes a Total Distribution, in substantially equal installments over a period not exceeding five (5) years. A "Total Distribution" to a Participant (or to a Beneficiary) is the distribution, within one taxable year of the recipient, of the entire balance to the Participant's credit under the Plan. In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to

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which the purchaser(s) will make payment in lump sum, the purchaser(s) must pay the Participant (or Beneficiary) the fair market value of the Employer Securities repurchased no later than thirty (30) days after the date the Participant (or Beneficiary) exercises the option. In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to which the purchaser(s) will make payment in lump sum, the purchaser(s) must pay the Participant (or Beneficiary) the fair market value of the Employer Securities repurchased no later than thirty (30) days after the date the Participant or (Beneficiary) exercises the option. In the case of a Total Distribution with respect to which the purchaser(s) will make installment payments, the purchaser(s) must make the first installment payment no later than thirty (30) days after the Participant (or Beneficiary) exercises the put option. For installment amounts not paid within thirty (30) days of the exercise of the put option, the purchaser(s) must evidence the balance of the purchase price by executing a promissory note, delivered to the selling Participant at the Closing. The note delivered at Closing (as defined in Section 10.06 hereof) must bear a reasonable rate of interest, determined as of the Closing Date (as dfined in Section 10.06 hereof), and the purchaser(s) must provide adequate security (which satisfies the requirement of Section 409 of the Code and ERISA). The note must provide for equal annual installments with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note further must provide for acceleration in the event of thirty (30) days' default of the payment on interest or principal and must grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; provided, however, the purchaser(s) may not have the right to make any prepayment during the calendar year or fiscal year of the Participant (or Beneficiary) in which the Closing Date occurs.

    SEC. 10.05. NOTICE. A person has given Notice permitted or required under this Article X when the person deposits the Notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for him in the records of the ESOP Committee. Any person affected by this Article X has the obligation of notifying the ESOP Committee of any change of address.

    SEC. 10.06. TERMS AND DEFINITIONS. For purposes of this Article X:

          (a) "Fair market value" means the value of the Employer Securities (i) determined as of the date of the exercise of an option if the exercise is by a Disqualified Person, or (ii) in all other cases, determined as of the most recent Accounting Date. The ESOP Committee must determine fair market value of Employer Securities, for all purposes of the Plan by engaging the services of an independent appraiser or independent financial advisor ("INDEPENDENT PARTY"). The ESOP Committee shall rely upon a determination of valuation of Employer Securities made by the independent party selected by the Trustee. The ESOP Committee shall rely upon the independent party selected by the Trustee to be
(i) independent as required by law, and (ii) qualified and experienced in preparing valuations of closely-held corporations for ESOP purposes.

          (b) "Notice" means any offer, acceptance of an offer, payment or any other communications.

          (c) "Beneficiary" includes the legal representative of a deceased Participant.

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          (d) "Closing" means the place, date, and time ("Closing Date") to which the selling Participant (or his Beneficiary) and purchaser may agree for purposes of a sale and purchase under this Article X, provided Closing must take place not later than thirty (30) days after the exercise of an offer under
Section 10.03 hereof.

    SEC. 10.07. CERTAIN RIGHTS WITH RESPECT TO EMPLOYER SECURITIES. Any Employer Securities, if they are not Publicly Traded when distributed, or are subject to a trading limitation when distributed, must be subject to a put option as set forth in Section 10.01 hereof. The put option is to be exercisable only by the Participant, the Participant's Beneficiary, and Alternate Payee, or by a person "including an estate or its distributee" to whom the Employer Securities pass by reason of a Participant's death. The put option must permit the Participant to put the Employer Securities to the Company. Additionally, except as otherwise provided in Sections 10.01 and 10.03 hereof, or as otherwise required by applicable law, no Leveraged Employer Securities may be subject to a put, call, or other option, or a buy-sell or similar arrangement, while held by and when distributed from the Plan.

    SEC. 10.08. TRUSTEE'S PUT OPTION. To the extent permitted by Regulation
Section 54.4975-7(b)(4) (with respect to Leveraged Employer Securities) the Trustee shall have the right to put the shares of Employer Securities held by the Trust, to the Company to be purchased by the Company at the then fair market value in the event that a distribution from a Participant's Employer Securities Account is to be made in cash, or a distribution pursuant to Section 12.25 hereof or the Trustee expects to incur Plan expenses which will not be paid directly by the Employer and the Trustee determines that the Trust has insufficient cash to make the anticipated distributions or pay Plan expenses.

    SEC. 10.09. PROVISIONS NON-TERMINABLE. The provisions described in this
Article X are non-terminable even if the Exempt Loan is repaid or the Plan ceases to be an employee stock ownership plan.


                                   END OF ARTICLE X





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                                   ARTICLE XI
             PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY

    SEC. 11.01. INSURANCE BENEFIT. The Company may elect to provide incidental life insurance benefits for Insurable Participants who consent to life insurance benefits by signing the appropriate insurance company application form. No incidental life insurance benefit for any Participant will be purchased prior to an allocation to the Participant's Account. If the Policy is on the joint lives of the Participant and another person, that Policy may not be maintained if that other person predeceases the Participant.

    The Company will direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance Contracts, the amount of the coverage and the applicable dividend plan. Each application for a Policy, and the Policies themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the Policies, subject to the terms and provisions of this Plan. The Trustee must be the named beneficiary for the Account of the insured Participant. Proceeds of insurance contracts paid to the Participant's Account under this Article XI are subject to the distribution requirements of
Article V and of Article VI hereof.

    The premiums on any incidental benefit insurance Contract covering the life of a Participant will be charged against the Account of that Participant. All incidental benefit insurance Contracts issued under the Plan will be held as assets of the Plan.

    The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, may not exceed the following percentages of the aggregate of the Employer's contributions allocated to any Participant's
Account: (i) forty-nine percent (49%) in the case of the purchase of ordinary life insurance Contracts; or (ii) twenty-five percent (25%) in the case of the purchase of term life insurance or universal life insurance Contracts. If a combination of ordinary life insurance Contract(s) and term life insurance or universal life insurance Contract(s) are purchased, then the sum of one-half (2) of the premiums paid for the ordinary life insurance Contract(s) and the premiums paid for the term life insurance or universal life insurance Contract(s) may not exceed twenty-five percent (25%) of the Employer contributions allocated to any Participant's Account.

    SEC. 11.02. LIMITATION ON LIFE INSURANCE PROTECTION. No life insurance protection for any Participant will be continued beyond his Annuity Starting Date. If the Plan holds any incidental benefit insurance Contract(s) on the life of a Participant when he terminates his employment (other than by reason of death), the following provisions shall apply:

          (a) If the entire cash value of the Contract(s) is vested in the terminating Participant, or if the Contract(s) will have no cash value at the end of the policy year in which termination of employment occurs, the Contract(s) to the Participant will be transferred so as to vest in the transferee all right, title and interest to the Contract(s), free and clear of the Plan; subject however, to restrictions as to surrender or payment of benefits as the Issuing Insurance Company may permit and as the ESOP Committee directs;

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          (b) If only part of the cash value of the Contract(s) is vested in the terminating Participant, then to the extent the Participant's interest in the cash value of the Contract(s) is not vested, the Participant's interest in the value of his Account attributable to Trust Assets other than incidental benefit insurance contracts may be adjusted and proceed as in Section 11.02(a) above, or a loan from the Issuing Insurance Company on the sole security of the Contract(s) for an amount equal to the difference between the cash value of the Contract(s) at the end of the policy year in which termination of employment occurs and the amount of the cash value that is vested in the terminating Participant, and the Contract(s) endorsed must be transferred so as to vest in the transferee all right, title and interest to the Contract(s), free and clear of the Plan; subject however, to the restrictions as to surrender or payment of benefits as the Issuing Insurance Company may permit and the ESOP Committee directs;

          (c) If no part of the cash value of the Contract(s) is vested in the terminating Participant, the Contract(s) must be surrendered for cash proceeds as may be available.

    In accordance with the written direction of the ESOP Committee, any transfer of Contract(s) under this Section 11.02 will be made on the Participant's Annuity Starting Date (or as soon as administratively practicable after that date). No Contract may be transferred under this Section 11.02 which contains a method of payment not specifically authorized by Article VI hereof. In this regard, such a Contract must be converted to cash and the cash distributed instead of the Contract, or before making the transfer, require the Issuing Insurance Company to delete the unauthorized method of payment option from the Contract.

    SEC. 11.03. DEFINITIONS. For purposes of this Article XI:

          (a) "Policy" means an ordinary life insurance contract or a term life insurance Contract issued by an insurer on the life of a Participant.

          (b) "Issuing Insurance Company" is any life insurance company which has issued a Policy upon application by the Trustee or ESOP Committee under the terms of this Plan.

          (c) "Contract" or "Contracts" means a Policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any Contract or Policy of insurance issued in accordance with this Article XI, the provisions of the Plan control.

          (d) "Insurable Participant" means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

    SEC. 11.04. DIVIDEND PLAN. The dividend plan is premium reduction unless the Company directs the Trustee to the contrary. All dividends from a Contract must be used to purchase insurance benefits or additional insurance benefits for the Participant on whose life the Issuing Insurance Company has issued the Contract. All Policies issued on the lives of Participants under the Plan must be arranged, if possible, to have the same premium due date and all ordinary life insurance Contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes Policy dividends, refunds of premiums and other credits.

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    SEC. 11.05. INSURANCE COMPANY NOT A PARTY TO AGREEMENT. No insurance company, solely in its capacity as an Issuing Insurance Company, is a party to this Plan nor is the insurance company responsible for its validity.

    SEC. 11.06. INSURANCE COMPANY NOT RESPONSIBLE FOR TRUSTEE'S ACTIONS. No insurance company, solely in its capacity as an Issuing Insurance Company, need examine the terms of this Plan nor is responsible for any action taken by the Trustee or the ESOP Committee.

    SEC. 11.07. INSURANCE COMPANY RELIANCE ON TRUSTEE'S SIGNATURE. For the purpose of making application to an insurance company and in the exercise of any right or option contained in any Policy, the insurance company may rely upon the signature of the Trustee and is saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

    SEC. 11.08. ACQUITTANCE. An insurance company is discharged from all liability for any amount paid to the Plan, and is not obligated to see to the distribution or further application of any moneys it so pays.

    SEC. 11.09. DUTIES OF INSURANCE COMPANY. Each insurance company must keep such records, make such identification of Contracts, funds and accounts within funds, and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.


                                END OF ARTICLE XI




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                                  ARTICLE XII
                                 MISCELLANEOUS


    SEC. 12.01. EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The ESOP Committee is fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

    SEC. 12.02. NO RESPONSIBILITY FOR PLAN ACTION. The ESOP Committee does not have any obligation or responsibility with respect to any action required by the Plan or Trust to be taken by the Trustee, Employer, the Company, the Plan Administrator, any Participant or Eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. The Plan does not require the ESOP Committee to determine if a loan obtained by the Trustee is an Exempt Loan (as defined in Section 12.21 hereof, the Trustee is purchasing Qualifying Employer Securities (as defined at Section 1.62 hereof), the Trustee is purchasing Qualifying Employer Securities for no more than adequate consideration (as defined in ERISA), or to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. The ESOP Committee need not inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan, the Trust, or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA.

    SEC. 12.03. FIDUCIARIES NOT INSURERS. The ESOP Committee, the Plan Administrator, the Trustee, the Company, and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer and the Company do not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund.

    SEC. 12.04. WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

    SEC. 12.05. SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the ESOP Committee, the Plan Administrator and their successors.

    SEC. 12.06. WORD USAGE. Words used in the masculine also apply to the feminine and neuter where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural. Whenever a noun, or pronoun in lieu thereof, is used in this Plan in plural form and there may be only one person within the scope of the word so used, or in singular form and there be more than one (1) person within the scope of the word so used, such word, or pronoun used in lieu thereof, shall have a singular or plural meaning, as the case may be. The words "herein," "hereof," and "hereunder" and other similar compounds of the

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word "here" shall mean and refer to the entire Plan, not to any particular provision or Section. Reference to Plan or Trust (or both) means this Plan. Article and Section headings are included for convenience of reference and are not intended to add to, or subtract from, the terms of the Plan.


    SEC. 12.07. STATE LAW. Texas law will determine all questions arising with respect to the provisions of this Agreement, such as (but not limited to) the execution, construction, administration and enforcement of the Plan, except to the extent superseded by federal law.

    SEC. 12.08. EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Participant, Former Participant, or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, the Company, or the Employee of the Employer, or its agents or employees, the ESOP Committee, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

    SEC. 12.09. SEVERABILITY. Notwithstanding any provision contained in the Plan to the contrary, the provisions of this Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions thereof.

    SEC. 12.10. CONTRARY PROVISIONS. The provisions of this Article XII shall govern notwithstanding anything contained in the Plan to the contrary.

    SEC. 12.11. NOTICE TO EMPLOYEES. Notice of the Plan and of any amendments thereto, of eligibility of each Employee, and notice of such other matters as may be required by law or this instrument, shall be given by the Employer to the Employees in such form as the ESOP Committee may deem appropriate and reasonable and in conformity to lawful requirements.

    SEC. 12.12. AGREEMENT OF PARTICIPANTS. Each Participant, by becoming such, for himself or herself, and such Participant's heirs, executors, administrators, legal representatives and Beneficiaries, ipso facto, approves and agrees to be bound by the provisions of this Plan.

    SEC. 12.13. ACTION BY EMPLOYERS. Any written action herein permitted or required to be taken by an Employer shall be by resolution of its board of directors or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors as having authority to take such action.

    SEC. 12.14. ADOPTION OF THE PLAN BY A CONTROLLED GROUP MEMBER. Any business enterprise which on or after the Effective Date is or becomes a member of a group of corporations described in Code Section 409(1) that includes the Company shall be authorized to adopt the Plan for the benefit of its eligible employees if approval of its board of directors is obtained.

          (A) METHOD OF ADOPTING THE PLAN BY AN AFFILIATE. In order to adopt the Plan, the board of directors of the adopting Employer must approve a resolution expressly adopting the Plan for the benefit of its Employees and the requirements set forth in Section 1.43 of the Plan

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must be satisfied. The Company may require the Employer to authorize the appropriate officer of such adopting Employer to contribute from time to time, for purposes of the Plan, such sum as may be determined by the board, to be such adopting Employer's contribution for the benefit of Participants who are employed by such adopting Employer.

          (b) TRANSMITTAL OF RESOLUTION. Upon the Company's request, a certified copy of the adopting Employer's resolution shall be transmitted to the Company and approval of the Board of Directors shall be deemed to constitute the adoption of the Plan by the adopting Employer as of the date specified in such adopting Employer's resolution or other agreement.

    SEC. 12.15. DISASSOCIATION OF ANY EMPLOYER FROM PLAN. Any Employer may withdraw from the provisions of this Plan at any time upon the expiration of thirty (30) days after delivery of written notice of its intent to do so to the ESOP Committee and the Board, and shall thereupon cease to be a party to this Plan. In such event, liability for further contributions for such Employer shall cease, and the money attributable to its then Participants and Former Participants shall either be distributed to the Participants or Former Participants, if it elects to terminate the Plan as to it, in the same manner as provided in the case of termination of the whole Plan, or shall be transferred to an independent successor plan and trust that it may establish for the benefit of its own employees, which shall be deemed a continuation of this Plan. Withdrawal from the Plan by an Employer shall not affect the continued operation of the Plan with respect to the Company and other Employers.

    SEC. 12.16. AUDIT.

          (a) If an audit of the Plan's records shall be required by ERISA and the regulations thereunder for any Plan Year, the ESOP Committee shall direct the Trustee to engage on behalf of all Participants any independent, qualified certified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards within a reasonable period after the close of the Plan Year, furnish to the ESOP Committee and the Company a report of his, her, or its audit setting forth his, her, or its opinion that each of the following statements, schedules or lists, or any other statements that are required by ERISA or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:

                  (1)   Statement of the assets and liabilities of the Trust;

                  (2) Statement of changes in net assets available to the Trust;

                  (3) Statement of receipts and disbursements of all assets held for investment purposes;

                  (4) A schedule of all loans of fixed income obligations and defaults at the close of the Plan Year;

                  (5) A list of all leases in default or uncollectible during the Plan Year;

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                  (6)   The most recent annual statement of assets and
                        liabilities of any bank common or collective trust fund in which the Plan Assets are invested or such information regarding separate accounts or trusts with a bank or insurance company as ESOP Committee deems necessary;

                  (7) A schedule of each transaction or series of transactions involving an amount in excess of three percent (3%) of Plan Assets; and

                  (8) Other schedules and statements necessary to render an opinion.

          All auditing and accounting fees may be paid by the Employer, and if not, shall be an expense of the Plan and may, at the election of the ESOP Committee, be paid from the Trust.

          (b) If some or all of the information necessary to enable the ESOP Committee to comply with ERISA is maintained by a bank, insurance company, or similar institution regulated, supervised, and subject to periodic examination by state or federal agencies, it shall transmit and certify the accuracy of that information to the ESOP Committee as provided by ERISA within one hundred twenty
(120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

    SEC. 12.17. BONDING. Every Fiduciary, for the faithful performance of its duties under the Plan to the extent required by ERISA, shall be bonded in the amount required under ERISA; provided, however, that the minimum bond shall be One Thousand and No/100 Dollars ($1,000). The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of the funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year or if there is no preceding Plan Year, then the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any and all loss by reason of acts of fraud or dishonesty by the Fiduciary, alone or in connivance with others. The security shall be a corporate security as the term is used in Section 412(a)(2) of ERISA, and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bond shall be an expense of, and may at the election of the ESOP Committee be paid from, the Trust or by the Employer.

    SEC. 12.18. NAMED FIDUCIARY. The "Named Fiduciaries" of this Plan are (1) the Trustee, (2) the Plan Administrator, and (3) any Investment Manager appointed hereunder. The Named Fiduciaries shall have only those specified powers, duties, responsibilities, and obligations as are specifically given them under this Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under the Plan. The Company shall have the sole authority to appoint and remove the Trustee and the Plan Administrator. The Plan Administrator shall have the sole responsibility for the administration of the Plan. The Trustee shall have the sole responsibility to determine if a loan secured by the Trustee on behalf of the Plan is an Exempt Loan (as defined in Section 12.21 hereof), to determine

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

that the Employer Securities purchased by the Trust are Qualifying Employer Securities, to determine that the purchase price paid to purchase Qualifying Employer Securities does not violate the prohibited transaction rules, and for management of the assets held under the Trust except those assets, management of which have been delegated to an Investment Manager who shall be solely responsible for the management of the assets delegated to it or as specifically provided under this Plan. Each Named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be taken in accordance with the provisions of this Plan, authorizing or providing for such direction, information, or action. Each Named Fiduciary may rely upon any such direction, information, or action of another Named Fiduciary as being proper under this Plan and is not required under this Plan to inquire into priority of any such direction, information, or action. It is intended under this Plan that the Named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities or obligations under this Plan. No Named Fiduciary shall guarantee the Plan in any manner against investment lost or depreciation inasset value.

    SEC. 12.19. SECURITIES AND EXCHANGE COMMISSION APPROVAL. The Company may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of Employer Securities contemplated thereunder do not involve transactions requiring a registration of such Employer Securities under the Securities Exchange Act of 1933. In the event a favorable interpretative letter is not obtained, the Company reserves the right to amend the Plan, to amend the Plan retroactively for an effective date to obtain a favorable interpretative letter, or to terminate the Plan.

    SEC. 12.20. VALUATION OF TRUST. The Trust Fund must be valued as of each Accounting Date, and in addition, as of transaction date with any Disqualified Person, to determine the fair market value of each Participant's Accrued Benefit in the Plan. The Trust Fund must also be valued on such other dates, as directed by the ESOP Committee. If a Valuation Date would otherwise occur on a Saturday, Sunday, or Company holiday, then the Valuation Date shall mean the preceding business day. For the purposes of each such valuation, the assets of the Trust Fund shall be valued at their respective current fair market value, and the amount of any obligations for which the Trust Fund may be liable shall be deducted from the total value of the assets. With respect to activities carried on by the Plan, an independent appraiser meeting requirements similar to those prescribed by Treasury Regulations under Code Section 170(a)(1) must perform all valuations of Employer Securities which are not Publicly Traded. Notwithstanding any provision to the contrary, the value of any Employer Securities which are Publicly Traded as of any date shall mean: (i) for statement purposes the closing price of such securities; (ii) for purchases and sales on the open market purposes the price at which the securities may be purchased or sold:
(iii) for purposes of the initial valuation of the Company common stock received from the Company in exchange for securities not listed on a national securities exchange the average high and low prices of such securities, for the Valuation Date on the NASDAQ (or such national exchange as shall be designated by the Committee.)

    SEC. 12.21. EXEMPT LOAN. This Section 12.21 is effective as of October 21, 1997 and specifically authorizes the Trustee to enter into an Exempt Loan transaction. The Board may empower the Company to authorize the guarantee or making by the Employer of any such loan. The following terms and conditions will apply to any Exempt Loan:

          (A) The proceeds of the loan will be used within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Employer Securities, (ii) to

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repay such loan, or (iii) to repay a prior Exempt Loan. Except as provided under
Article X hereof, no Employer Securities acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

          (B) The interest rate of the loan may not be more than a reasonable rate of interest.

          (C) Any collateral pledged to the creditor must consist only of the assets purchased by the borrowed funds and those assets used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

          (D) The creditor may have no recourse against the Plan under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Employer Securities) that the Employer makes to the Plan to meet its obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years.

          (E) In the event of default upon the loan, the value of Plan Assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan Assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

          (F) All assets acquired with the proceeds of an Exempt Loan must be added to and maintained in a Suspense Account. In withdrawing assets from the Suspense Account, the provisions of Treasury Regulation Sections 54.4975-7(b)(8) and (15) will be applied as if all securities in the Suspense Account were encumbered. Notwithstanding any other provision herein, upon the payment of any portion of the loan, assets in the Suspense Account shall be released from encumbrances. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction of (i) the numerator of which is the amount of principal paid under the purchase contract or the loan agreement for the current Plan Year;
(ii) the denominator of which is the total of all principal to be paid for the current and all future Plan Years during the term of the note (determined without reference to any possible extensions or renewals thereof); provided the terms of the Exempt Loan satisfy all the requirements under Treasury Regulation
Section 54.4975-7(b)(8)(ii). At the option of the Company, or if the Exempt Loan does not contain the following characteristics: (1) the annual payments of principal and interest (at a cumulative rate) are at least as rapid as level annual payments of such amounts over ten years, (2) the portion of each loan payment treated as interest does not exceed the amount of payment that would be treated as interest under standard loan amortization tables, and (3) the loan term (including extensions and renewals) does not exceed ten years, then interest paid and to be paid in the future on the Exempt Loan shall be included in the numerator and denominator of the fraction. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the

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Plan Year. If the collateral includes more than one class of Employer
Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. The ESOP Committee will allocate assets withdrawn from the Suspense Account to the Accounts of Participants who otherwise share in the allocation of the Employer's contribution for the Plan Year for which the portion of the loan resulting in the release of the assets has been paid in accordance with the provisions of subparagraph (d)(iii) of paragraph (1) subsection (A) of Section
3.04. The ESOP Committee consistently will make this allocation as of each Accounting Date, and of any special Valuation Date if directed by the ESOP Committee, on the basis of non-monetary units, taking into account the relative Compensation of all such Participants for such Plan Year.

          (G) A loan may be obtained provided the loan is primarily for the benefit of the Plan Participants and Beneficiaries of the Plan.

          (H) In the event a portion of a Participant's Employer Securities Account is forfeited, if more than one class of Qualifying Employer Securities subject to the Exempt Loan provisions have been allocated to a Participant's Employer Securities Account, the same proposition of each class of Qualifying Employer Securities shall be forfeited. Such forfeiture shall occur only with other assets held in the Participant's Accounts have been forfeited.

    SEC. 12.22. RECORDS AND STATEMENTS. The records pertaining to the Plan shall be open to the inspection of the Plan Administrator, ESOP Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Company or ESOP Committee may specify in writing. The ESOP Committee may direct the Trustee to furnish the ESOP Committee or Plan Administrator with whatever information relating to the Trust Fund the Plan Administrator or ESOP Committee considers necessary.

    SEC. 12.23. PARTIES TO LITIGATION. Except as otherwise provided by ERISA, no Participant or Beneficiary is a necessary party or is required to receive notice of process in any court proceeding involving the Plan or any fiduciary of the Plan. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the ESOP Committee, the Trustee, Participants and Beneficiaries.

    SEC. 12.24. PROFESSIONAL AGENTS. The ESOP Committee may employ and direct the Trustee to pay from the Trust Fund reasonable compensation to agents, financial advisors, appraisers, attorneys, accountants, investment managers, and other persons to advise the Trustee as in its opinion may be necessary. The ESOP Committee may delegate to any agent, financial advisor, appraiser, attorney (which may be counsel of the Employer), accountant, investment manager, or other person selected by it any non-Trustee power or duty vested in it by the Plan.

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    SEC. 12.25. DISTRIBUTION OF TRUST FUND.

          (A) UNRESTRICTED EMPLOYER SECURITIES. If Employer Securities held in a Participant Employer Securities Account are not restricted, as described in Code
Section 409(h)(2) or are freely tradeable as described in Section 1.411(d)-4 of the Regulations, all distributions under the Plan will be made in Employer Securities. If the Participant (or his Beneficiary), elects in writing to have his Accounts distributed in cash, the ESOP Committee, in its discretion, shall determine whether to make such distribution in cash, Employer Securities, or any combination. At the discretion of the ESOP Committee, the Trustee may pay in cash any fractional security share and any funds in the Participant General Investments Account to which a Participant or his Beneficiary is entitled. At the discretion of the ESOP Committee, the Trustee may apply any balance in a Participant General Investments Account to provide whole shares of Employer Securities for distribution.

          (B) RESTRICTED EMPLOYER SECURITIES. If Employer Securities held in a Participant Employer Securities Account are restricted as described in Code
Section 409(h)(2) or are not freely tradeable as described in Section 1.411(d)-4 of the Regulations, all distributions under the Plan will be made only as directed by the ESOP Committee valued at the time of distribution. Distribution of a Participant's Account(s) will be made in whole shares of Employer Securities, cash or a combination thereof, as determined by the ESOP Committee; provided, however, that the ESOP Committee shall notify the Participant of his right to demand and receive a distribution of his Account(s) entirely in whole shares of Employer Securities. At the discretion of the ESOP Committee, the Trustee may pay in cash any fractional security share to which a Participant or his Beneficiary is entitled. In the event the Trustee is to make a distribution in shares of Employer Securities, any balance in a Participant General Investments Account may be applied to provide whole shares of Employer Securities for distribution at the then value.

          (C) DIVIDENDS. Notwithstanding the preceding provisions of this
Section 12.25, the Trustee, if directed in writing by the ESOP Committee, shall pay to the Participant, in cash, any cash dividends on Employer Securities allocated, or allocable to Participant Employer Securities Accounts pursuant to
Section 3.05(d) of the Plan. The ESOP Committee's direction must state whether the Trustee is to pay the cash dividend distributions currently, or within the ninety (90) day period following the close of the Plan Year in which the Employer pays the dividends to the Trust. The ESOP Committee may request the Employer to pay dividends on Employer Securities directly to Participants.

    SEC. 12.26. DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Plan, disposition of the payment will be made in accordance with the direction of the ESOP Committee.

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    SEC. 12.27. WITHHOLDING FOR ANY PAYMENT OF TAXES. If any assets of the Plan, or any benefits payable under the Plan, shall become liable for the payment of any estate, inheritance, income, or other tax, charge or assessment, which in the Company's opinion the Trustee shall or may be required to pay, the ESOP Committee may direct the Trustee to pay or withhold such tax, charge or assessment out of any monies or other property in Trustee's hands for the account of the person whose interest hereunder are liable for such tax. The ESOP Committee may require such releases or other documents from any lawful taxing authority and may require such indemnity from such Beneficiary the ESOP
Committee shall deem necessary. The Plan may provide any notices required by
Section 3405 of the Code with respect to federal income tax withholding from distributions hereunder, and shall withhold and pay any federal income tax required under Section 3405 of the Code.

    SEC. 12.28. USERRA COMPLIANCE. Notwithstanding any provision of this Plan to be contrary, contributions benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

    SEC. 12.29 SECURITY HOLDER. Notwithstanding any provision herein, the Trustee shall not otherwise obligate itself to acquire Employer Securities from a particular shareholder at an indefinite time determined upon the happening of an event such as, but not limited to, the death of a shareholder.


                               END OF ARTICLE XII




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                                  ARTICLE XIII
                   EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

    SEC. 13.01. EXCLUSIVE BENEFIT. Except as provided under Article III hereof, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. In the event the Commissioner of the Internal Revenue Service, upon the Employer's request for initial approval of this Plan, determines the Plan is not a qualified plan under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one (1) year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return to the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe. The Plan and Trust will terminate upon the return of the Employer's contributions.

    SEC. 13.02. AMENDMENT BY COMPANY. The Company has the right at any time and from time to time:

                  (a) To amend this Plan in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan under the appropriate provisions of Code Sections 401(a) and 4975(e)(7); and

                  (b) To amend distribution options in a nondiscriminatory manner as permitted under Code Section 411(d)(b)(c)(ii); and

                  (c)   To amend this Plan in any other manner.

    No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Company or Employer. The Company also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the ESOP Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the ESOP Committee. The Company must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

     (A) CODE SECTION 411(d)(6) PROTECTED BENEFITS. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code Section 412(c)(8), and may not reduce or eliminate Code Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code
Section 411(d)(6) protected benefits if the amendment has the effect of either

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(1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The ESOP Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the ESOP Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the ESOP Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

     (B) EFFECTIVE DATE OF AMENDMENT. Any such amendment shall become effective as provided therein upon its execution except the amendments which are required to be made by provisions of ERISA or the Code, which if not made would disqualify the qualified status of the Plan and the amendment, shall be deemed to be made prior to the end of any retroactive amendment period provided for in ERISA or the Code.

    SEC. 13.03. DISCONTINUANCE. Any Employer has the right, at any time, to suspend or discontinue its contributions under the Plan. The Company has the right to terminate this Plan at any time. The Plan will terminate upon the first to occur of the following:

          (a)  The date terminated by action of the Company; and

          (b) The dissolution or merger of the Company, unless the successor entity makes provision to continue the Plan, in which event the successor must substitute itself as the Company under this Plan. Any termination of the Plan resulting from this paragraph (b) is not effective until compliance with any applicable notice requirements under ERISA.

    SEC. 13.04. FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of Plan contributions to the Plan, an affected Participant's right to his Accrued Benefit is one hundred percent (100%) Nonforfeitable, regardless of the Nonforfeitable percentage which otherwise would apply under Article V hereof. A partial termination of the Plan or discontinuance of Plan contributions to the Plan will in no way accelerate the time of distribution of benefits to any Participant.

    SEC. 13.05. MERGER AND DIRECT TRANSFER. The Company may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer.

    The Plan may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Plan accepts a direct transfer of plan assets, the ESOP Committee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant Forfeitures under the Plan until he actually becomes a Participant in the Plan.

          (A) ELECTIVE TRANSFERS. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to

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those transferred assets, in the manner described in Section 13.02 hereof. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 13.05 hereof; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a one hundred percent (100%) Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type.

     (B) DISTRIBUTION RESTRICTIONS UNDER CODE SECTION 401(K). If the Plan receives a direct transfer (by merger or otherwise) of Elective Contributions (or amounts treated as Elective Contributions) under a Plan with a Code Section 401(k) arrangement, the distribution restrictions of Code Sections 401(k)(2) and
(10) continue to apply to those transferred Elective Contributions.

    SEC. 13.06. COMPLETE TERMINATION. Upon termination of the Plan, the distribution provisions of Article VI hereof remain operative, with the following exceptions:

          (1) If the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed Five Thousand Dollars ($5,000), the ESOP Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

          (2) If the present value of the Participant's Nonforfeitable Accrued Benefit exceeds Five Thousand Dollars ($5,000), the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI hereof, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

    To liquidate the Trust, the ESOP Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds Five Thousand Dollars ($5,000) and the Participant does not elect an immediate distribution pursuant to Paragraph (2) of this Section 13.06. The Trust will continue until the Trustee in accordance with the direction of the ESOP Committee has distributed all of the benefits under the Plan.

    On each Valuation Date, the ESOP Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under
Article III hereof will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or

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amendment to freeze all future benefit accrual, but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section
13.06.

    For Plan Years beginning prior to January 1, 1998, the figure "$5,000" is replaced with the figure "$3,500" for Section 13.06.

    SEC. 13.07. PARTIAL TERMINATION. Upon a partial termination of the Plan, the ESOP Committee shall notify each affected Participant. The rights of each Participant and Beneficiary affected by such partial termination to the amounts credited to his Account shall be fully vested and nonforfeitable as of the date of such partial termination as set forth in Section 13.04 hereof. Such amounts shall either be distributed to such affected Participants and Beneficiaries, as in the case of a complete termination of the Plan, or held, as in the case of a discontinuance of contributions, as directed by the ESOP Committee. However, a partial termination of the Plan will in no way accelerate the time of distribution of benefits to any Participant.


                               END OF ARTICLE XIII

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    IN WITNESS WHEREOF, the Company has executed this Plan in multiple copies in
Dallas, Dallas County, Texas, on the _____ day of November, 1998, to be effective the 1st day of January, 1998 unless otherwise set forth herein or required by applicable law.



                                      "EMPLOYER" AND "COMPANY"

                                      VARI-LITE INTERNATIONAL, INC.



                                      By:
                                         --------------------------------------
                                             H.R. Brutsche III, President










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